                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4552
                                  ---------------------------------------------

                            Columbia Funds Trust VIII
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                             Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   ----------------------------

Date of fiscal year end: March 31, 2004
                        --------------------------
Date of reporting period: March 31, 2004
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

[GRAPHIC]

COLUMBIA INCOME FUND

ANNUAL REPORT

MARCH 31, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                                            1

Performance Information                                                 2

Economic Update                                                         3

Portfolio Managers' Report                                              4

Financial Statements                                                    6

  Investment Portfolio                                                  7

  Statement of Assets and Liabilities                                  18

  Statement of Operations                                              19

  Statement of Changes in Net Assets                                   20

  Notes to Financial Statements                                        22

  Financial Highlights                                                 28

Report of Independent Registered Public Accounting Firm                32

Unaudited Information                                                  33

Trustees                                                               34

Officers                                                               36

Important Information About This Report                                37

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

  NOT FDIC    MAY LOSE VALUE
  INSURED   ------------------
            NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS

                                                            COLUMBIA INCOME FUND

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you.

There are no immediate changes planned for fund names or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

- APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH DEDICATED TO MONITORING PERFORMANCE OF INDIVIDUAL FUNDS.

- VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY SENIOR EXECUTIVES OF THE ADVISOR FOR INVESTMENT PERSONNEL AND BY A DESIGNATED COMMITTEE FOR THE BOARD).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/ Thomas C. Theobald              /s/ J. Kevin Connaughton

Thomas C. Theobald                  J. Kevin Connaughton
Chairman, Board of Trustees         President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE

                                                            COLUMBIA INCOME FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

PORTFOLIO STRUCTURE AS OF 03/31/04 (%)

   Corporate fixed-income
     bonds & notes                          93.7
   Cash equivalents, net other
     assets & liabilities                    5.1
   Government agencies & obligations         1.2

QUALITY BREAKDOWN AS OF 03/31/04 (%)

   AAA                                       5.4
   AA                                        7.7
   A                                        25.0
   BBB                                      32.4
   BB                                       17.0
   B                                        10.8
   B & lower                                 1.3
   Non-rated                                 0.4

[CHART]

MATURITY BREAKDOWN AS OF 03/31/04 (%)

0-1 year         6.7%
1-5 years       35.6%
5-10 years      39.4%
10-20 years      8.8%
Over 20 years    9.5%

Portfolio structure is calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following respected rating agencies. Standard & Poor's, Moody's or Fitch Investors Service, Inc. Maturity breakdown is based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bonds maturity.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 03/31/2004.

[SIDENOTE]

SUMMARY

- FOR THE NINE-MONTH PERIOD ENDED MARCH 31, 2004, THE FUND'S CLASS A SHARES RETURNED 5.50% WITHOUT SALES CHARGE.

- THE FUND'S RETURN WAS BETTER THAN BOTH ITS BENCHMARK AND THE AVERAGE RETURN OF ITS PEER GROUP, THE LIPPER CORPORATE BBB RATED DEBT FUND CATEGORY.

- THE FUND'S COMMITMENT TO BBB AND LOWER-RATED ISSUES WAS THE PRIMARY REASON FOR ITS STRONG PERFORMANCE.

[CHART]

CLASS A SHARES                                               5.50%
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX    2.52%

                                    OBJECTIVE

     Seeks total return by investing for a high level of current income and opportunities for capital appreciation

                                TOTAL NET ASSETS

                                 $556.2 million

MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION

                                                            COLUMBIA INCOME FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04

                 CLASS A SHARES      CLASS A SHARES    LEHMAN BROTHERS INTERMEDIATE    LEHMAN BROTHERS INTERMEDIATE
              WITHOUT SALES CHARGE  WITH SALES CHARGE  GOVERNMENT/CREDIT BOND INDEX          CREDIT BOND INDEX
    4/1/94        $     10,000        $      9,525             $     10,000                    $     10,000
   4/30/94        $      9,893        $      9,423             $      9,919                    $      9,917
   5/31/94        $      9,890        $      9,420             $      9,924                    $      9,899
   6/30/94        $      9,874        $      9,405             $      9,923                    $      9,876
   7/31/94        $     10,023        $      9,547             $     10,116                    $     10,074
   8/31/94        $     10,077        $      9,599             $     10,158                    $     10,078
   9/30/94        $      9,958        $      9,485             $     10,026                    $      9,926
  10/31/94        $      9,946        $      9,473             $     10,011                    $      9,915
  11/30/94        $      9,889        $      9,419             $      9,962                    $      9,897
  12/31/94        $      9,932        $      9,461             $     10,010                    $      9,962
   1/31/95        $     10,097        $      9,618             $     10,202                    $     10,154
   2/28/95        $     10,368        $      9,875             $     10,474                    $     10,389
   3/31/95        $     10,457        $      9,960             $     10,543                    $     10,459
   4/30/95        $     10,622        $     10,118             $     10,706                    $     10,605
   5/31/95        $     11,039        $     10,514             $     11,115                    $     11,050
   6/30/95        $     11,139        $     10,610             $     11,205                    $     11,138
   7/31/95        $     11,142        $     10,613             $     11,191                    $     11,095
   8/31/95        $     11,272        $     10,736             $     11,330                    $     11,237
   9/30/95        $     11,396        $     10,854             $     11,435                    $     11,351
  10/31/95        $     11,535        $     10,987             $     11,570                    $     11,518
  11/30/95        $     11,719        $     11,163             $     11,764                    $     11,708
  12/31/95        $     11,896        $     11,331             $     11,913                    $     11,880
   1/31/96        $     12,015        $     11,444             $     12,024                    $     11,954
   2/29/96        $     11,831        $     11,269             $     11,831                    $     11,700
   3/31/96        $     11,724        $     11,167             $     11,746                    $     11,602
   4/30/96        $     11,662        $     11,108             $     11,679                    $     11,522
   5/31/96        $     11,649        $     11,095             $     11,661                    $     11,502
   6/30/96        $     11,780        $     11,221             $     11,804                    $     11,655
   7/31/96        $     11,805        $     11,244             $     11,833                    $     11,682
   8/31/96        $     11,819        $     11,258             $     11,828                    $     11,653
   9/30/96        $     12,039        $     11,467             $     12,033                    $     11,860
  10/31/96        $     12,300        $     11,716             $     12,299                    $     12,137
  11/30/96        $     12,559        $     11,962             $     12,508                    $     12,360
  12/31/96        $     12,473        $     11,881             $     12,386                    $     12,223
   1/31/97        $     12,537        $     11,941             $     12,437                    $     12,238
   2/28/97        $     12,632        $     12,032             $     12,471                    $     12,263
   3/31/97        $     12,467        $     11,875             $     12,335                    $     12,117
   4/30/97        $     12,608        $     12,009             $     12,499                    $     12,294
   5/31/97        $     12,803        $     12,195             $     12,626                    $     12,409
   6/30/97        $     12,996        $     12,379             $     12,765                    $     12,558
   7/31/97        $     13,402        $     12,765             $     13,103                    $     12,942
   8/31/97        $     13,242        $     12,613             $     12,988                    $     12,797
   9/30/97        $     13,436        $     12,797             $     13,169                    $     12,998
  10/31/97        $     13,473        $     12,833             $     13,292                    $     13,206
  11/30/97        $     13,535        $     12,892             $     13,322                    $     13,276
  12/31/97        $     13,669        $     13,020             $     13,424                    $     13,415
   1/31/98        $     13,821        $     13,164             $     13,602                    $     13,604
   2/28/98        $     13,854        $     13,196             $     13,604                    $     13,577
   3/31/98        $     13,934        $     13,273             $     13,651                    $     13,619
   4/30/98        $     14,011        $     13,346             $     13,729                    $     13,687
   5/31/98        $     14,092        $     13,423             $     13,847                    $     13,834
   6/30/98        $     14,129        $     13,458             $     13,923                    $     13,975
   7/31/98        $     14,184        $     13,510             $     13,959                    $     13,986
   8/31/98        $     13,881        $     13,221             $     14,059                    $     14,259
   9/30/98        $     14,173        $     13,500             $     14,479                    $     14,666
  10/31/98        $     13,880        $     13,221             $     14,363                    $     14,562
  11/30/98        $     14,131        $     13,460             $     14,475                    $     14,650
  12/31/98        $     14,215        $     13,539             $     14,537                    $     14,686
   1/31/99        $     14,334        $     13,653             $     14,654                    $     14,791
   2/28/99        $     14,118        $     13,447             $     14,405                    $     14,439
   3/31/99        $     14,277        $     13,599             $     14,539                    $     14,511
   4/30/99        $     14,404        $     13,720             $     14,595                    $     14,547
   5/31/99        $     14,254        $     13,577             $     14,433                    $     14,397
   6/30/99        $     14,202        $     13,527             $     14,420                    $     14,353
   7/31/99        $     14,156        $     13,484             $     14,374                    $     14,312
   8/31/99        $     14,127        $     13,455             $     14,364                    $     14,301
   9/30/99        $     14,269        $     13,591             $     14,522                    $     14,430
  10/31/99        $     14,309        $     13,629             $     14,577                    $     14,467
  11/30/99        $     14,395        $     13,711             $     14,612                    $     14,459
  12/31/99        $     14,391        $     13,707             $     14,561                    $     14,370
 1/31/2000        $     14,425        $     13,740             $     14,498                    $     14,366
 2/29/2000        $     14,584        $     13,891             $     14,617                    $     14,546
 3/31/2000        $     14,749        $     14,048             $     14,742                    $     14,756
 4/30/2000        $     14,589        $     13,896             $     14,656                    $     14,684
 5/31/2000        $     14,519        $     13,830             $     14,649                    $     14,671
 6/30/2000        $     14,904        $     14,196             $     14,953                    $     14,970
 7/31/2000        $     15,101        $     14,384             $     15,091                    $     15,129
 8/31/2000        $     15,332        $     14,604             $     15,284                    $     15,342
 9/30/2000        $     15,393        $     14,662             $     15,432                    $     15,401
10/31/2000        $     15,322        $     14,595             $     15,446                    $     15,498
11/30/2000        $     15,465        $     14,730             $     15,630                    $     15,763
12/31/2000        $     15,797        $     15,047             $     15,936                    $     16,073
 1/31/2001        $     16,162        $     15,395             $     16,273                    $     16,343
 2/28/2001        $     16,384        $     15,606             $     16,432                    $     16,511
 3/31/2001        $     16,459        $     15,677             $     16,569                    $     16,587
 4/30/2001        $     16,444        $     15,663             $     16,537                    $     16,463
 5/31/2001        $     16,624        $     15,834             $     16,663                    $     16,559
 6/30/2001        $     16,672        $     15,880             $     16,736                    $     16,638
 7/31/2001        $     17,035        $     16,226             $     17,128                    $     17,052
 8/31/2001        $     17,243        $     16,424             $     17,323                    $     17,271
 9/30/2001        $     16,926        $     16,122             $     17,430                    $     17,429
10/31/2001        $     17,193        $     16,377             $     17,741                    $     17,872
11/30/2001        $     17,212        $     16,395             $     17,604                    $     17,579
12/31/2001        $     17,119        $     16,306             $     17,491                    $     17,440
 1/31/2002        $     17,251        $     16,432             $     17,602                    $     17,567
 2/28/2002        $     17,311        $     16,489             $     17,735                    $     17,717
 3/31/2002        $     17,225        $     16,407             $     17,462                    $     17,357
 4/30/2002        $     17,574        $     16,740             $     17,705                    $     17,694
 5/31/2002        $     17,682        $     16,842             $     17,946                    $     17,857
 6/30/2002        $     17,595        $     16,759             $     18,016                    $     18,008
 7/31/2002        $     17,489        $     16,659             $     18,075                    $     18,225
 8/31/2002        $     17,741        $     16,899             $     18,424                    $     18,633
 9/30/2002        $     17,938        $     17,086             $     18,770                    $     19,033
10/31/2002        $     17,569        $     16,734             $     18,620                    $     18,851
11/30/2002        $     17,948        $     17,096             $     18,775                    $     18,862
12/31/2002        $     18,348        $     17,477             $     19,265                    $     19,362
 1/31/2003        $     18,462        $     17,585             $     19,319                    $     19,362
 2/28/2003        $     18,783        $     17,891             $     19,659                    $     19,706
 3/31/2003        $     18,793        $     17,900             $     19,700                    $     19,681
 4/30/2003        $     19,265        $     18,349             $     19,970                    $     19,891
 5/31/2003        $     19,777        $     18,838             $     20,479                    $     20,456
 6/30/2003        $     19,917        $     18,971             $     20,489                    $     20,375
 7/31/2003        $     19,310        $     18,393             $     19,860                    $     19,521
 8/31/2003        $     19,374        $     18,453             $     19,920                    $     19,650
 9/30/2003        $     19,978        $     19,029             $     20,514                    $     20,273
10/31/2003        $     20,036        $     19,084             $     20,331                    $     20,015
11/30/2003        $     20,190        $     19,231             $     20,392                    $     20,069
12/31/2003        $     20,467        $     19,495             $     20,594                    $     20,268
 1/31/2004        $     20,704        $     19,721             $     20,759                    $     20,452
 2/29/2004        $     20,841        $     19,851             $     20,989                    $     20,702
 3/31/2004        $     20,995        $     20,000             $     21,169                    $     19,870

The graph and table do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index that tracks the performance of intermediate term US government and corporate bonds. The Lehman Brothers Intermediate Credit Bond Index is an unmanaged index that tracks the performance of a selection of US government and investment grade corporate bonds. This index is the fund's secondary benchmark. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)

   SHARE CLASS                     A                   B                   C             Z
-------------------------------------------------------------------------------------------------
   INCEPTION                   07/31/00            07/15/02            07/15/02       03/05/86
-------------------------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT     WITH    WITHOUT     WITH    WITHOUT     WITH    WITHOUT
-------------------------------------------------------------------------------------------------
   9-month (cumulative)      5.50      0.52      4.91     -0.09      5.03      4.03      5.80
   1-year                   11.80      6.51     10.98      5.98     11.14     10.14     12.24
   5-year                    8.03      6.98      7.75      7.45      7.80      7.80      8.29
   10-year                   7.70      7.18      7.56      7.56      7.59      7.59      7.83

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0%, and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The performance information for class A, B and C shares (newer class shares) includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception date of the newer share classes. These class Z share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04 ($)

   SALES CHARGE:         WITHOUT   WITH
-------------------------------------------
   Class A               20,995   20,000
   Class B               20,722   20,722
   Class C               20,775   20,775
   Class Z               21,250      n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

ECONOMIC UPDATE

                                                            COLUMBIA INCOME FUND

The US economy moved ahead at a strong but uneven pace during the nine-month period that began July 1, 2003 and ended March 31, 2004. Annualized GDP for the third quarter of 2003 was an impressive 8.2%. For the fourth quarter, the pace of growth slowed to 4.1%, yet comfortably above the economy's long-term average growth rate of 3.0%. GDP growth for first quarter of 2004 was 4.2%.

Although job growth was slow to catch on, the economy showed signs of improvement on all fronts. Consumer spending rose as a sizeable package of tax cuts, implemented in 2003, gave disposable income a boost. Low interest rates fueled another round of mortgage refinancing late in the period, which further enhanced household income. Early in 2004, consumer confidence slipped as the labor market continued to cloud the outlook despite a pick-up in the number of new jobs added in March. Nevertheless, housing and retail sales showed steady gains throughout the period.

After two years of holding back, the business sector began to show signs of improvement late in 2003. Industrial production registered steady gains. Business spending on technology rose. And late in the period, spending on capital equipment also picked up.

BONDS DELIVERED SOLID GAINS

Despite concerns that a stronger economy would translate into higher interest rates--and lower bond prices--the US bond market continued to deliver respectable gains during the nine-month period. However, July and August were volatile months as the yield on the 10-year US Treasury bond spiked above 4.6% on the heels of strong economic data, then dropped to 3.8% by the end of the period.

High-yield bonds were the top performers in the fixed income markets, but their performance slipped in the final quarter of the period. Treasury bonds, which are more sensitive to changing interest rates, were the primary beneficiaries of falling interest rates. The Merrill Lynch US High Yield, Cash Pay Index returned 10.94% for the nine-month period covered by this report, while the Lehman Brothers Aggregate Bond Index gained 2.83%. Money market fund yields remained below 1%, as the Federal Reserve Board kept short-term interest rates at their historical lows.

US STOCKS HEADED HIGHER

The US stock market snapped a three-year losing streak in 2003. However, its rate of return slowed in the final months of the period as mixed economic and profit data and renewed fears about terrorism gave investors pause. The S&P 500 Index returned 17.09% for this nine-month period. Small company stocks outperformed large company stocks, as evidenced by the 32.74% return of the Russell 2000 Index, a measure of the performance of 2,000 small company stocks.

[SIDENOTE]

SUMMARY

FOR THE NINE-MONTH PERIOD ENDED MARCH 31, 2004

- A STRENGTHENING ECONOMY ACCOUNTED FOR CONTINUED STRONG GAINS FROM HIGH-YIELD BONDS, AS EVIDENCED BY THE DOUBLE-DIGIT RETURN OF THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX. OVERALL, DECLINING INTEREST RATES AND THE FED'S COMMITMENT TO HOLD THE LINE ON SHORT-TERM INTEREST RATES TRANSLATED INTO RESPECTABLE RETURNS FOR THE LEHMAN BROTHERS AGGREGATE BOND INDEX.

[CHART]

MERRILL LYNCH INDEX    10.94%
LEHMAN INDEX            2.83%

- THE US STOCK MARKET GAINED GROUND AS THE ECONOMY STRENGTHENED AND CORPORATE PROFITS ROSE. SMALL CAP STOCKS LED THE WAY. THE S&P 500 INDEX RETURNED 17.09%. THE RUSSELL 2000 INDEX GAINED 32.74%.

[CHART]

S&P 500 INDEX          17.09%
RUSSELL 2000 INDEX     32.74%

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 2000 Index is an unmanaged index that tracks the performance of 2,000 small US companies based on total market capitalizations.

PORTFOLIO MANAGERS' REPORT

                                                            COLUMBIA INCOME FUND

The Board of Trustees for Columbia Income Fund has approved the change of the fund's fiscal year end from June 30 to March 31. As a result, this report covers the nine-month period since the last annual report. The next report you receive will be for the six-month period ending September 30, 2004. For the nine-month period ended March 31, 2004, Columbia Income Fund's class A shares returned 5.50% without sales charge. The fund performed better than its benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index, which returned 2.52% for the same period. The fund's peer group, the Lipper Corporate BBB Rated Debt Fund Category, averaged 3.93% for the nine-month period.(1)

CORPORATE ISSUES EXTENDED THEIR GAINS

Spurred by tax cuts and low interest rates, the US economy continued to gather strength during the nine-month period covered by this report. Business conditions and a favorable environment prevailed for corporate bonds. High-yield issues enjoyed especially vigorous returns. The fund's solid position in investment grade bonds--especially BBB-rated holdings--and high yield corporate issues during a period of strong market performance contributed significantly to the fund's return.

COMEBACKS FOR UTILITIES, TELECOM AND CABLE

Electric utility companies benefited from easier access to capital, which enabled them to replace high-cost debt with less expensive borrowings. Cable and telecom companies enjoyed the same improved conditions, and the savings helped foster growth in all three industries. Bonds of Edison Mission Energy, a California utility, and MidAmerican Energy Holdings rebounded along with the economy. Bonds of Ohio-based FirstEnergy recovered as repairs to its Davis Besse nuclear plant neared completion. Bonds of Nextel Communications, which provides wireless communications services, rose in response to improved operating results. And Canadian cell-phone operator Rogers Cantel bolstered its finances and enjoyed solid growth. These strong performers provided a boost to performance during the period.

AUTO AND AIRLINE ISSUES BOOSTED RETURNS

Our timely purchase of Ford Motor Credit bonds was rewarded when restructuring and cost-cutting initiatives began to pay off and the bonds rose. Dana, a maker of auto and truck parts, enjoyed a strong turnaround in operating profit by cutting overhead and streamlining its business. Bonds backed by commercial aircraft strengthened with increased travel volumes and better cost control on the part of the airlines, including American Airlines.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 03/31/04 ($)

   Class A                       10.21
   Class B                       10.21
   Class C                       10.21
   Class Z                       10.21

DISTRIBUTIONS DECLARED PER SHARE 07/01/03 - 03/31/04 ($)

   Class A                        0.43
   Class B                        0.37
   Class C                        0.38
   Class Z                        0.46

SEC YIELDS ON 03/31/04 (%)

   Class A                        3.53
   Class B                        3.02
   Class C                        3.27
   Class Z                        4.18

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

HOLDINGS DISCUSSED IN THIS REPORT AS OF 03/31/04 (%)

   Edison Mission Energy         0.5
   MidAmerican Energy Holdings   1.4
   FirstEnergy                   0.8
   Nextel Communications         0.8
   Rogers Cantel                 0.5
   Ford Motor Credit             1.6
   Dana                          0.5
   American Airlines             0.8
   Tenet Healthcare              0.5

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

GROCERY, CHEMICAL AND HEALTH CARE BONDS DETRACTED FROM RETURN

We eliminated bonds of Winn Dixie, a grocery chain based in the southeast, when efforts to reposition stores in competition with Wal-Mart and other superstores were unsuccessful. (Wal-Mart is not in the portfolio.) We also sold bonds of Rhodia, a French chemical company. Rhodia was unable to offset the rising cost of oil, a key feedstock, reducing margins and cutting into sales volume. And although Tenet Healthcare's bonds remained under pressure due to Medicaid funding and other concerns, we remain optimistic about this operator of for-profit healthcare facilities.

ADJUSTING TO A CHANGED ENVIRONMENT

We believe continued economic expansion will bring more good news for corporate bonds, but this year's returns are unlikely to match those of last year. After their steep rise, high-yield issues are less attractive than they were a year ago. As a result, we cut back somewhat on the fund's high-yield exposure near the end of the period. We added to investment-grade holdings in order to reduce risk. And, as always, we continue to seek the most attractive values for the fund regardless of market conditions.

               During this reporting period Columbia Income Fund was managed by Michael T. Kennedy, Kevin L. Cronk and Thomas LaPointe. Effective May 14, 2004, Kevin L. Cronk, Thomas LaPointe, Mark Newlin and Steven Luetger became the fund's co-managers.


Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality bonds. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with other investments.

[SIDENOTE]

WE BELIEVE CONTINUED EXPANSION WILL BRING MORE GOOD NEWS FOR CORPORATE BONDS, BUT THIS YEAR'S RETURNS ARE UNLIKELY TO MATCH THOSE OF LAST YEAR.

FINANCIAL STATEMENTS

MARCH 31, 2004                                              COLUMBIA INCOME FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO

MARCH 31, 2004                                              COLUMBIA INCOME FUND

                                                                                                    PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - 93.7%

AGRICULTURE, FORESTRY & FISHING - 0.6%

AGRICULTURAL SERVICES - 0.3%

                  BUNGE LTD. FINANCE CORP.   4.375% 12/15/08 (a)                                  1,400,000        1,449,182

                                                                                Agricultural Services Total        1,449,182

FORESTRY - 0.3%

                   TEMBEC INDUSTRIES, INC.   8.500% 02/01/11                                      1,650,000        1,641,750

                                                                                             Forestry Total        1,641,750
                                                                                                                  ----------
                                                                      AGRICULTURE, FORESTRY & FISHING TOTAL        3,090,932

CONSTRUCTION - 1.2%

BUILDING CONSTRUCTION - 1.2%

                         D.R. HORTON, INC.   9.750% 09/15/10                                      1,500,000        1,837,500

            K. HOVNANIAN ENTERPRISES, INC.   7.750% 05/15/13                                      2,000,000        2,145,000

                    STANDARD-PACIFIC CORP.   9.250% 04/15/12                                      2,500,000        2,937,500

                                                                                Building Construction Total        6,920,000
                                                                                                                  ----------
                                                                                         CONSTRUCTION TOTAL        6,920,000

FINANCE, INSURANCE & REAL ESTATE - 27.8%

DEPOSITORY INSTITUTIONS - 5.2%

                            BANK ONE CORP.   6.500% 02/01/06                                      7,060,000        7,656,429

                         BARCLAYS BANK PLC   7.375% 06/15/49 (a) (b)                              2,500,000        2,931,625

           NORTH FORK BANCORPORATION, INC.   5.875% 08/15/12                                      4,000,000        4,388,640

                             POPULAR, INC.   6.125% 10/15/06                                      6,000,000        6,475,740

               RABOBANK CAPITAL FUNDING II   5.260% 12/31/13 (a)                                  5,100,000        5,294,106

                    WESTERN FINANCIAL BANK   9.625% 05/15/12                                      2,000,000        2,280,000

                                                                              Depository Institutions Total       29,026,540

FINANCIAL SERVICES - 4.5%

                          CAPITAL ONE BANK   5.125% 02/15/14                                      3,350,000        3,405,878

                           CITIGROUP, INC.   5.750% 05/10/06                                      7,000,000        7,542,920

         INTERNATIONAL LEASE FINANCE CORP.   6.375% 03/15/09                                      5,000,000        5,638,950

        PF EXEMPT RECEIVABLES MASTER TRUST   3.748% 06/01/13 (a)                                  1,750,000        1,743,420
                                             6.436% 06/01/15 (a)                                  1,385,455        1,420,645

                   TEXTRON FINANCIAL CORP.   2.750% 06/01/06                                      5,000,000        5,052,700

                                                                                   Financial Services Total       24,804,513

                                              See notes to investment portfolio.

                                                                                                    PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
NOTES - (CONTINUED)

FINANCE, INSURANCE & REAL
ESTATE - (CONTINUED)

HOLDING & OTHER INVESTMENT OFFICES - 1.1%

                 HSBC CAPITAL FUNDING L.P.   9.547% 12/31/49 (a) (b)                              4,500,000        5,841,742

                                                                                 Holding & Other Investment
                                                                                              Offices Total        5,841,742

INSURANCE CARRIERS - 3.3%

                            ALLSTATE CORP.   7.875% 05/01/05                                      6,000,000        6,411,060

FLORIDA WINDSTORM UNDERWRITING ASSOCIATION   7.125% 02/25/19 (a)                                  2,000,000        2,447,480

             FUND AMERICAN COMPANIES, INC.   5.875% 05/15/13                                      2,500,000        2,632,450

                LIBERTY MUTUAL GROUP, INC.   7.000% 03/15/34 (a)                                  3,000,000        2,971,200

       PRUDENTIAL INSURANCE CO. OF AMERICA   7.650% 07/01/07 (a)                                  1,500,000        1,711,470

         TRAVELERS PROPERTY CASUALTY CORP.   3.750% 03/15/08                                      2,250,000        2,305,148

                                                                                   Insurance Carriers Total       18,478,808

NON-DEPOSITORY CREDIT INSTITUTIONS - 5.1%

              COUNTRYWIDE HOME LOANS, INC.   5.250% 06/15/04                                      3,000,000        3,023,700
                                             5.500% 08/01/06                                      4,000,000        4,294,880

                     FORD MOTOR CREDIT CO.   5.800% 01/12/09                                      2,350,000        2,423,202
                                             6.875% 02/01/06                                      4,000,000        4,258,560
                                             7.000% 10/01/13                                      2,000,000        2,113,660

           GENERAL MOTORS ACCEPTANCE CORP.   6.125% 01/22/08                                      2,500,000        2,690,300
                                             7.250% 03/02/11                                      2,000,000        2,212,240

                   HOUSEHOLD FINANCE CORP.   5.750% 01/30/07                                      3,000,000        3,265,740

            IBM CANADA CREDIT SERVICES CO.   3.750% 11/30/07 (a)                                  4,000,000        4,088,360

                                                                                      Non-Depository Credit
                                                                                         Institutions Total       28,370,642

REAL ESTATE - 4.7%

             FOREST CITY ENTERPRISES, INC.   7.625% 06/01/15                                      1,000,000        1,080,000

                        HOST MARRIOTT L.P.   9.500% 01/15/07                                      1,000,000        1,117,500

                     iSTAR FINANCIAL, INC.   8.750% 08/15/08                                      3,209,000        3,638,204

                 PROPERTY TRUST OF AMERICA   6.875% 02/15/08                                      1,000,000        1,110,700

            PRUDENTIAL PROPERTY INVESTMENT
                             MANAGERS LTD.   6.625% 04/01/09 (a)                                  3,000,000        3,297,384
                                             7.125% 07/01/07 (a)                                  4,000,000        4,527,400

                   SPIEKER PROPERTIES L.P.   6.875% 02/01/05                                      6,750,000        7,021,080

                  THORNBURG MORTGAGE, INC.   8.000% 05/15/13                                      2,000,000        2,110,000

                        VENTAS REALTY L.P.   9.000% 05/01/12                                      2,000,000        2,310,000

                                                                                          Real Estate Total       26,212,268

See notes to investment portfolio.

                                                                                                    PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
NOTES - (CONTINUED)

FINANCE, INSURANCE & REAL
ESTATE - (CONTINUED)

SECURITY BROKERS & DEALERS - 3.9%

              BEAR STEARNS COMPANIES, INC.   4.000% 01/31/08                                      6,000,000        6,230,820

          CREDIT SUISSE FIRST BOSTON, INC.   7.125% 07/15/32                                      2,500,000        2,966,300
                                             7.900% 05/29/49 (a) (b)                              3,500,000        3,994,788

                     JEFFERIES GROUP, INC.   7.750% 03/15/12                                      2,750,000        3,278,798

                            MORGAN STANLEY   4.750% 04/01/14                                      1,000,000          980,630

                SPEAR LEEDS & KELLOGG L.P.   8.250% 08/15/05 (a)                                  4,000,000        4,359,920

                                                                           Security Brokers & Dealers Total       21,811,256
                                                                                                                 -----------
                                                                                  FINANCE, INSURANCE & REAL
                                                                                               ESTATE TOTAL      154,545,769

MANUFACTURING - 12.5%

AUTO PARTS & ACCESSORIES - 0.5%

                                DANA CORP.   9.000% 08/15/11                                      1,100,000        1,325,500
                                             10.125% 03/15/10                                     1,500,000        1,732,500

                                                                             Auto Parts & Accessories Total        3,058,000

CHEMICALS & ALLIED PRODUCTS - 3.7%

                          DOW CHEMICAL CO.   5.750% 11/15/09                                      4,500,000        4,939,290

                      EASTMAN CHEMICAL CO.   3.250% 06/15/08                                      1,150,000        1,136,418
                                             6.300% 11/15/18                                      4,500,000        4,839,840

                    EQUISTAR CHEMICAL L.P.   10.125% 09/01/08                                     2,000,000        2,150,000

                                 FMC CORP.   10.250% 11/01/09                                       920,000        1,085,600

                     LYONDELL CHEMICAL CO.   9.625% 05/01/07                                      2,000,000        2,065,000

                           MACDERMID, INC.   9.125% 07/15/11                                      1,000,000        1,125,000

                       NOVA CHEMICALS LTD.   6.500% 01/15/12 (a)                                  1,000,000        1,038,280

                      PROCTER & GAMBLE Co.   5.500% 02/01/34                                      2,000,000        2,021,120

                                                                                         Chemicals & Allied
                                                                                             Products Total       20,400,548

ELECTRONIC & ELECTRICAL EQUIPMENT - 0.4%

                      THOMAS & BETTS CORP.   7.250% 06/01/13                                      2,000,000        2,210,000

                                                                                    Electronic & Electrical
                                                                                            Equipment Total        2,210,000

FOOD & KINDRED PRODUCTS - 2.2%

                        BOTTLING GROUP LLC   2.450% 10/16/06                                      7,000,000        7,043,610

                     CADBURY-SCHWEPPES PLC   5.125% 10/01/13 (a)                                  1,750,000        1,810,655

                CONSTELLATION BRANDS, INC.   8.125% 01/15/12                                      1,000,000        1,105,000

                       DOLE FOOD CO., INC.   8.625% 05/01/09 (b)                                  2,000,000        2,155,000

                                                                              Food & Kindred Products Total       12,114,265

                                              See notes to investment portfolio.

                                                                                                    PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
NOTES - (CONTINUED)

MANUFACTURING - (CONTINUED)

MACHINERY & COMPUTER EQUIPMENT - 0.7%

                   BRIGGS & STRATTON CORP.   8.875% 03/15/11                                      1,400,000        1,715,000

                    CASE NEW HOLLAND, INC.   9.250% 08/01/11 (a)                                  2,000,000        2,260,000

                                                                       Machinery & Computer Equipment Total        3,975,000

MISCELLANEOUS MANUFACTURING - 1.6%

      HUTCHISON WHAMPOA INTERNATIONAL LTD.   6.250% 01/24/14 (a)                                  1,000,000        1,038,420
                                             6.500% 02/13/13 (a)                                  4,950,000        5,254,227

                                 SPX CORP.   7.500% 01/01/13                                      2,000,000        2,160,000

                        TEMPUR-PEDIC, INC.   10.250% 08/15/10 (a)                                   176,000          201,520

                  TRINITY INDUSTRIES, INC.   6.500% 03/15/14 (a)                                    550,000          550,000

                                                                          Miscellaneous Manufacturing Total        9,204,167

PAPER PRODUCTS - 1.5%

                            CASCADES, INC.   7.250% 02/15/13                                      3,500,000        3,666,250

                        MEADWESTVACO CORP.   8.200% 01/15/30                                      3,820,000        4,683,396

                                                                                       Paper Products Total        8,349,646

PETROLEUM REFINING - 0.5%

                    PHILLIPS PETROLEUM CO.   9.375% 02/15/11                                      2,000,000        2,579,660

                                                                                   Petroleum Refining Total        2,579,660

PRINTING & PUBLISHING - 0.4%

                        DEX MEDIA WEST LLC   9.875% 08/15/13 (a)                                  2,000,000        2,220,000

                                                                                Printing & Publishing Total        2,220,000

STONE, CLAY, GLASS & CONCRETE - 0.6%

      OWENS-BROCKWAY GLASS CONTAINER, INC.   8.875% 02/15/09                                      3,000,000        3,240,000

                                                                        Stone, Clay, Glass & Concrete Total        3,240,000

TRANSPORTATION EQUIPMENT - 0.4%

           SHIP FINANCE INTERNATIONAL LTD.   8.500% 12/15/13 (a)                                  2,000,000        2,010,240

                                                                             Transportation Equipment Total        2,010,240
                                                                                                              --------------

                                                                                        MANUFACTURING TOTAL       69,361,526

MINING & ENERGY - 7.2%

METALS & MINING - 0.2%

                      NEWMONT MINING CORP.   8.625% 05/15/11                                      1,000,000        1,242,480

                                                                                      Metals & Mining Total        1,242,480

See notes to investment portfolio.

                                                                                                    PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
NOTES - (CONTINUED)

MINING & ENERGY - (CONTINUED)

OIL & GAS EXTRACTION - 4.9%

                        AMERADA HESS CORP.   7.300% 08/15/31                                      3,000,000        3,232,950

                             COASTAL CORP.   7.750% 06/15/10                                      2,000,000        1,730,000

                          FOREST OIL CORP.   8.000% 06/15/08                                      2,000,000        2,200,000

                          MURPHY OIL CORP.   6.375% 05/01/12                                      2,250,000        2,550,960

                  NEWFIELD EXPLORATION CO.   7.450% 10/15/07                                      1,500,000        1,657,500

                               NEXEN, INC.   7.875% 03/15/32                                      3,500,000        4,424,980

                      NOBLE DRILLING CORP.   7.500% 03/15/19                                      3,500,000        4,090,135

        PEMEX PROJECT FUNDING MASTER TRUST   7.875% 02/01/09                                      2,000,000        2,300,000
                                             9.125% 10/13/10                                        750,000          917,625

RAS LAFFAN LIQUEFIED NATURAL GAS CO., LTD.   3.437% 09/15/09 (a)                                  4,500,000        4,443,750

                                                                                 Oil & Gas Extraction Total       27,547,900

OIL & GAS FIELD SERVICES - 2.1%

                     DEVON FINANCING CORP.   7.875% 09/30/31                                      2,600,000        3,220,620

                        PDVSA FINANCE LTD.   7.400% 08/15/16                                      2,500,000        2,112,500

       PETROBRAS INTERNATIONAL FINANCE CO.   9.750% 07/06/11                                      1,500,000        1,695,000

              PREMCOR REFINING GROUP, INC.   7.500% 06/15/15                                      4,000,000        4,400,000

                                                                             Oil & Gas Field Services Total       11,428,120
                                                                                                              --------------
                                                                                      MINING & ENERGY TOTAL       40,218,500

RETAIL TRADE - 1.2%

DEPARTMENT STORES - 0.3%

                                SAKS, INC.   7.000% 12/01/13 (a)                                  1,500,000        1,575,000

                                                                                    Department Stores Total        1,575,000

FOOD STORES - 0.4%

                    DELHAIZE AMERICA, INC.   8.125% 04/15/11                                      2,000,000        2,310,300

                                                                                          Food Stores Total        2,310,300

GENERAL MERCHANDISE STORES - 0.3%

                        OFFICE DEPOT, INC.   6.250% 08/15/13                                      1,655,000        1,796,618

                                                                           General Merchandise Stores Total        1,796,618

RESTAURANTS - 0.2%

                         YUM! BRANDS, INC.   7.700% 07/01/12                                      1,000,000        1,192,500

                                                                                          Restaurants Total        1,192,500
                                                                                                              --------------
                                                                                         RETAIL TRADE TOTAL        6,874,418

                                              See notes to investment portfolio.

                                                                                                    PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
NOTES - (CONTINUED)

SERVICES - 14.9%

AMUSEMENT & RECREATION - 3.4%

                     HARD ROCK HOTEL, INC.   8.875% 06/01/13                                      1,200,000        1,284,000

              HARRAH'S OPERATING CO., INC.   7.125% 06/01/07                                      3,750,000        4,199,737
                                             7.875% 12/15/05                                        500,000          540,000

           MOHEGAN TRIBAL GAMING AUTHORITY   8.375% 07/01/11                                      3,000,000        3,315,000

            PARK PLACE ENTERTAINMENT CORP.   9.375% 02/15/07                                      2,500,000        2,812,500

                           SIX FLAGS, INC.   9.500% 02/01/09                                      2,000,000        2,110,000

                     STATION CASINOS, INC.   6.000% 04/01/12 (a)                                  1,000,000        1,030,000
                                             6.875% 03/01/16 (a)                                  1,500,000        1,535,625

        STEINWAY MUSICAL INSTRUMENTS, INC.   8.750% 04/15/11                                      2,000,000        2,165,000

                                                                               Amusement & Recreation Total       18,991,862

AUTO EQUIPMENT & RENTAL SERVICES - 1.8%

                      DURA OPERATING CORP.   9.000% 05/01/09                                      2,000,000        2,020,000

                      ERAC USA FINANCE CO.   8.000% 01/15/11 (a)                                  3,000,000        3,658,440
                                             9.125% 12/15/04 (a)                                  2,000,000        2,099,840

                         NATIONSRENT, INC.   9.500% 10/15/10 (a)                                  2,000,000        2,155,000

                                                                                    Auto Equipment & Rental
                                                                                             Services Total        9,933,280

BUSINESS SERVICES - 1.1%

                               FEDEX CORP.   2.650% 04/01/07 (a)                                  5,000,000        4,991,950
                                             9.650% 06/15/12                                      1,000,000        1,339,900

                                                                                    Business Services Total        6,331,850

HEALTH SERVICES - 6.7%

                   AMERISOURCEBERGEN CORP.   8.125% 09/01/08                                      3,000,000        3,345,000

                BIO-RAD LABORATORIES, INC.   7.500% 08/15/13                                      2,000,000        2,210,000

                  BRISTOL-MYERS SQUIBB CO.   4.750% 10/01/06                                      6,000,000        6,357,120

                COVENTRY HEALTH CARE, INC.   8.125% 02/15/12                                      1,000,000        1,140,000

               GLAXOSMITHKLINE CAPITAL PLC   2.375% 04/16/07                                      5,000,000        5,010,850

                                 HCA, INC.   6.950% 05/01/12                                      1,500,000        1,631,145
                                             7.125% 06/01/06                                      3,250,000        3,514,420
                                             7.875% 02/01/11                                      2,167,000        2,457,725

              MEDCO HEALTH SOLUTIONS, INC.   7.250% 08/15/13                                      1,000,000        1,130,640

                            MEDQUEST, INC.   11.875% 08/15/12                                     2,000,000        2,260,000

See notes to investment portfolio.

                                                                                                    PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
NOTES - (CONTINUED)

SERVICES - (CONTINUED)

HEALTH SERVICES - (CONTINUED)

           PACIFICARE HEALTH SYSTEMS, INC.   10.750% 06/01/09                                     1,300,000        1,527,500

                    TENET HEALTHCARE CORP.   5.375% 11/15/06                                      2,000,000        1,890,000
                                             7.375% 02/01/13                                      1,000,000          905,000

                                     WYETH   6.450% 02/01/24                                      1,075,000        1,130,685
                                             6.500% 02/01/34                                      2,500,000        2,647,575

                                                                                      Health Services Total       37,157,660

HOTELS, CAMPS & LODGING - 1.9%

                        HYATT EQUITIES LLC   6.875% 06/15/07 (a)                                  2,000,000        2,176,700

              MARRIOTT INTERNATIONAL, INC.   6.875% 11/15/05                                      5,000,000        5,361,450

                       MEDITRUST COMPANIES   7.620% 09/13/05                                      2,200,000        2,304,500

 STARWOOD HOTELS & RESORTS WORLDWIDE, INC.   7.875% 05/01/12                                        500,000          563,750

                                                                              Hotels, Camps & Lodging Total       10,406,400
                                                                                                              --------------
                                                                                             SERVICES TOTAL       82,821,052

TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES - 27.9%

AEROSPACE - 1.8%

                              RAYTHEON CO.   4.850% 01/15/11                                      1,000,000        1,032,520
                                             5.500% 11/15/12                                      5,000,000        5,299,000

                  SYSTEMS 2001 ASSET TRUST   6.664% 09/15/13 (a)                                  1,295,035        1,454,635
                                             7.156% 12/15/11 (a)                                  2,064,907        2,301,111

                                                                                            Aerospace Total       10,087,266

AIR TRANSPORTATION - 3.0%

                                  AIR 2 US   8.027% 10/01/19 (a)                                  2,272,631        2,045,368

                   AMERICAN AIRLINES, INC.   7.024% 10/15/09                                      3,029,000        3,059,290
                                             9.710% 01/02/07                                      1,380,933        1,301,530

                CONTINENTAL AIRLINES, INC.   7.461% 04/01/15                                      3,076,001        3,014,481
                                             7.875% 07/02/18                                      2,125,000        2,103,750

                     DELTA AIR LINES, INC.   7.779% 11/18/05                                      2,000,000        1,620,000

                    SOUTHWEST AIRLINES CO.   5.496% 11/01/06                                      3,000,000        3,226,680

                                                                                   Air Transportation Total       16,371,099

BROADCASTING - 3.7%

                       LIBERTY MEDIA CORP.   2.670% 09/17/06 (b)                                  4,000,000        4,059,080

            SINCLAIR BROADCAST GROUP, INC.   8.750% 12/15/11                                      2,000,000        2,200,000

                                              See notes to investment portfolio.

                                                                                                    PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
NOTES - (CONTINUED)

TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY
SERVICES - (CONTINUED)

BROADCASTING - (CONTINUED)

                        TV AZTECA SA DE CV   10.500% 02/15/07                                     2,000,000        2,060,000

                              VIACOM, INC.   7.750% 06/01/05                                      5,000,000        5,362,950

                            VIDEOTRON LTEE   6.875% 01/15/14                                        220,000          231,000

                           WALT DISNEY CO.   5.500% 12/29/06                                      6,000,000        6,464,940

                                                                                         Broadcasting Total       20,377,970

CABLE - 1.7%

        CHARTER COMMUNICATIONS HOLDINGS II   10.250% 09/15/10 (a)                                 1,000,000        1,035,000

                             COMCAST CORP.   5.850% 01/15/10                                      2,500,000        2,716,375
                                             6.500% 01/15/15                                      2,000,000        2,210,760


                        CSC HOLDINGS, INC.   6.750% 04/15/12 (a)                                    500,000          505,000
                                             8.125% 07/15/09                                      1,500,000        1,623,750


                        ECHOSTAR DBS CORP.   6.375% 10/01/11 (a)                                  1,500,000        1,593,750

                                                                                                Cable Total        9,684,635

ELECTRIC SERVICES - 11.5%

                                 AES CORP.   8.750% 06/15/08                                        986,000        1,036,533

                         ALABAMA POWER CO.   5.490% 11/01/05                                      1,000,000        1,056,830

                             CALPINE CORP.   8.500% 07/15/10 (a)                                  2,500,000        2,268,750

   CENTERPOINT ENERGY HOUSTON ELECTRIC LLC   6.950% 03/15/33                                      1,750,000        2,009,542

          CONSTELLATION ENERGY GROUP, INC.   6.125% 09/01/09                                      2,500,000        2,790,450

                      CONSUMERS ENERGY CO.   6.000% 02/15/14                                      2,000,000        2,139,754

                  DOMINION RESOURCES, INC.   8.125% 06/15/10                                      2,000,000        2,440,260

                     EDISON MISSION ENERGY   9.875% 04/15/11                                      2,500,000        2,625,000

                         FIRSTENERGY CORP.   5.500% 11/15/06                                      2,000,000        2,126,920
                                             6.450% 11/15/11                                      2,250,000        2,461,927

              FPL ENERGY AMERICAN WIND LLC   6.639% 06/20/23 (a)                                  2,550,000        2,725,618

            GULFTERRA ENERGY PARTNERS L.P.   8.500% 06/01/10                                      1,700,000        1,955,000

           MIDAMERICAN ENERGY HOLDINGS CO.   5.875% 10/01/12                                      7,000,000        7,574,910

                   MSW ENERGY HOLDINGS LLC   8.500% 09/01/10                                      2,000,000        2,190,000

                          NEVADA POWER CO.   9.000% 08/15/13 (a)                                  2,000,000        2,265,000

See notes to investment portfolio.

                                                                                                    PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
NOTES - (CONTINUED)

TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY
SERVICES - (CONTINUED)

ELECTRIC SERVICES - (CONTINUED)

                 Northern States Power Co.   8.000% 08/28/12                                      1,750,000        2,196,810

               Oncor Electric Delivery Co.   7.250% 01/15/33                                      3,000,000        3,563,160

                Orion Power Holdings, Inc.   12.000% 05/01/10                                     1,000,000        1,242,500

                Pacific Gas & Electric Co.   6.050% 03/01/34                                      3,125,000        3,156,469

                            PSEG Power LLC   5.500% 12/01/15                                      3,560,000        3,640,136
                                             7.750% 04/15/11                                      2,000,000        2,393,400

             South Point Energy Center LLC   8.400% 05/30/12 (a)                                    719,912          672,218

                        Southern Power Co.   6.250% 07/15/12                                      2,000,000        2,219,280

                           Tenaska Alabama   6.125% 03/30/23 (a)                                  1,966,813        2,068,458

                      United Utilities PLC   6.250% 08/15/05                                      4,988,000        5,286,133

                                                                                    Electric Services Total       64,105,058

PIPELINES - 0.4%

                  Williams Companies, Inc.   8.125% 03/15/12                                      2,000,000        2,205,000

                                                                                            Pipelines Total        2,205,000

RAILROADS - 0.8%

          Burlington Northern Railroad Co.   9.250% 10/01/06                                      2,000,000        2,318,220

              Kansas City Southern Railway   7.500% 6/15/09                                       2,000,000        2,055,000

                                                                                            Railroads Total        4,373,220

SANITARY SERVICES - 0.4%

          Allied Waste North America, Inc.   6.500% 11/15/10 (a)                                    500,000          507,500
                                             7.625% 01/01/06                                        500,000          532,500
                                             8.500% 12/01/08                                        500,000          558,750
                                             8.875% 04/01/08                                        500,000          558,750

                                                                                    Sanitary Services Total        2,157,500

TELECOMMUNICATIONS - 4.6%

                    America Movil SA de CV   5.500% 03/01/14 (a)                                  1,300,000        1,296,001

                    Comtel Brasileira Ltd.   10.750% 09/26/04 (a)                                 2,000,000        2,070,000

                      Insight Midwest L.P.   9.750% 10/01/09                                      3,000,000        3,142,500

               News America Holdings, Inc.   9.250% 02/01/13                                      2,000,000        2,632,320

               Nextel Communications, Inc.   7.375% 08/01/15                                      4,000,000        4,325,000

                       Rogers Cantel, Inc.   9.750% 06/01/16                                      2,000,000        2,505,000

                                              See notes to investment portfolio.

                                                                                                    PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
NOTES - (CONTINUED)

TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY
SERVICES - (CONTINUED)

TELECOMMUNICATIONS  - (CONTINUED)

                              SPRINT CORP.   6.125% 11/15/08                                      2,500,000        2,756,825

              TELEFONOS DE MEXICO SA DE CV   4.500% 11/19/08 (a)                                  3,250,000        3,306,453

                    VERIZON WIRELESS, INC.   7.750% 12/01/30                                      3,000,000        3,621,450

                                                                                   Telecommunications Total       25,655,549
                                                                                                              --------------
                                                                            TRANSPORTATION, COMMUNICATIONS,
                                                                                   ELECTRIC, GAS & SANITARY
                                                                                             SERVICES TOTAL      155,017,297

WHOLESALE TRADE - 0.4%

NON-DURABLE GOODS - 0.4%

                       LILLY DEL MAR, INC.   7.717% 08/01/29 (a) (b)                              2,250,000        2,285,098

                                                                                    Non-Durable Goods Total        2,285,098
                                                                                                              --------------
                                                                                      WHOLESALE TRADE TOTAL        2,285,098

                                             CORPORATE FIXED-INCOME BONDS
                                             & NOTES TOTAL
                                             (cost of $491,663,720)                                              521,134,592

GOVERNMENT AGENCIES &
OBLIGATIONS - 1.2%

FOREIGN GOVERNMENT BOND - 0.7%

                            STATE OF QATAR   9.750% 06/15/30 (a)                                  2,750,000        3,960,000

                                                                              FOREIGN GOVERNMENT BOND TOTAL        3,960,000

U.S. GOVERNMENT AGENCIES &
OBLIGATIONS - 0.5%

     FEDERAL NATIONAL MORTGAGE ASSOCIATION   9.000% 07/01/19-06/01/20                                98,772          108,813

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION   10.000% 10/15/17-01/15/19                                5,974            6,742
                                             10.500% 01/15/16-05/15/20                               56,121           63,798
                                             11.500% 05/15/13                                        11,137           12,795
                                             12.500% 11/15/10-12/15/13                               36,402           41,983
                                             13.000% 04/15/11                                         4,264            4,951
                                             14.000% 08/15/11                                         2,785            3,279

                                                                                                                     133,548

                        U.S. TREASURY NOTE   4.000% 02/15/14                                      2,245,000        2,274,466

                                                                                 U.S. GOVERNMENT AGENCIES &
                                                                                          OBLIGATIONS TOTAL        2,516,827

                                             GOVERNMENT AGENCIES &
                                             OBLIGATIONS TOTAL
                                             (COST OF $5,203,889)                                                  6,476,827

See notes to investment portfolio.

                                                                                                    PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 5.2%

                                             Repurchase agreement with
                                               State Street Bank &
                                               Trust Co., dated
                                               03/31/04, due 04/01/04
                                               at 0.960%,
                                               collateralized by a
                                               U.S. Treasury Bond
                                               maturing 02/15/20,
                                               market value
                                               $29,815,487
                                               (repurchase proceeds
                                               $29,224,779) (cost of
                                               $29,224,000)                                      29,224,000       29,224,000

                                             TOTAL INVESTMENTS - 100.1%
                                             (COST OF $526,091,609)(c)                                           556,835,419

                                             OTHER ASSETS & LIABILITIES,
                                             NET - (0.1)%                                                           (660,900)

                                             NET ASSETS - 100.0%                                                 556,174,519

NOTES TO INVESTMENT PORTFOLIO:

(a) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the value of these securities amounted to $118,488,329, which represents 21.3% of net assets.

(b) Interest rates on variable rate securities change periodically. The rate listed is as of March 31, 2004.

(c)  Cost for federal income tax purposes is $528,407,742.

                                              See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2004                                              COLUMBIA INCOME FUND

                                                                                                      ($)
---------------------------------------------------------------------------------------------------------
                        ASSETS     Investments, at cost                                       526,091,609
                                                                                         ----------------
                                   Investments, at value                                      556,835,419
                                   Cash                                                         1,080,659
                                   Receivable for:
                                     Investments sold                                           6,839,778
                                     Fund shares sold                                           1,345,770
                                     Interest                                                   8,419,538
                                   Deferred Trustees' compensation plan                            12,331
                                                                                         ----------------
                                                                          Total Assets        574,533,495

                   LIABILITIES     Payable for:
                                     Investments purchased                                     17,106,528
                                     Fund shares repurchased                                      319,587
                                     Distributions                                                291,678
                                     Investment advisory fee                                      221,470
                                     Administration fee                                            59,839
                                     Transfer agent fee                                           216,662
                                     Pricing and bookkeeping fees                                  17,097
                                     Trustees' fees                                                   853
                                     Custody fee                                                    3,703
                                     Distribution and service fees                                 51,215
                                   Deferred Trustees' fees                                         12,331
                                   Other liabilities                                               58,013
                                                                                         ----------------
                                                                     Total Liabilities         18,358,976

                                                                            NET ASSETS        556,174,519

     COMPOSITION OF NET ASSETS     Paid-in capital                                            551,516,986
                                   Overdistributed net investment income                       (2,468,472)
                                   Accumulated net realized loss                              (23,617,805)
                                   Net unrealized appreciation on investments                  30,743,810
                                                                                         ----------------
                                                                            NET ASSETS        556,174,519

                       CLASS A     Net assets                                                  92,053,481
                                   Shares outstanding                                           9,015,815
                                   Net asset value per share                                        10.21(a)
                                   Maximum offering price per share
                                     ($10.21/0.9525)                                                10.72(b)

                       CLASS B     Net assets                                                  29,534,411
                                   Shares outstanding                                           2,892,545
                                   Net asset value and offering price per share                     10.21(a)

                       CLASS C     Net assets                                                   9,184,618
                                   Shares outstanding                                             899,554
                                   Net asset value and offering price per share                     10.21(a)

                       CLASS Z     Net assets                                                 425,402,009
                                   Shares outstanding                                          41,666,725
                                   Net asset value, offering and redemption
                                     price per share                                                10.21

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

STATEMENT OF OPERATIONS

                                                            COLUMBIA INCOME FUND

                                                                                                    PERIOD ENDED         YEAR ENDED
                                                                                           MARCH 31, 2004 (a)($)  JUNE 30, 2003 ($)
-----------------------------------------------------------------------------------------------------------------------------------
              INVESTMENT INCOME    Interest                                                           24,503,277         30,799,067

                       EXPENSES    Expenses allocated from Portfolio                                          --             66,898
                                   Investment advisory fee                                             1,874,041          2,263,883
                                   Administration fee                                                    507,010            631,184
                                   Distribution fee:
                                     Class B                                                             167,965            234,129
                                     Class C                                                              38,442             32,871
                                   Service fee:
                                     Class A                                                             165,479            213,879
                                     Class B                                                              55,988             78,797
                                     Class C                                                              12,774             10,936
                                   Transfer agent fee:
                                     Class A                                                             146,176            279,968
                                     Class B                                                              50,263            122,841
                                     Class C                                                              10,525             16,165
                                     Class Z                                                             409,552            510,392
                                   Pricing and bookkeeping fees                                          119,591            185,586
                                   Trustees' fees                                                         14,418             19,492
                                   Custody fee                                                            26,699             19,270
                                   Other expenses                                                        155,996            202,679
                                   Non-recurring costs (See Note 7)                                        3,727                 --
                                   Costs assumed by Investment Advisor (See Note 7)                       (3,727)                --
                                                                                                -----------------------------------
                                     Total Operating Expenses                                          3,754,919          4,888,970
                                   Fees and expenses waived by Investment Advisor                        (85,976)                --
                                   Transfer agent fees reimbursed by Investment Advisor:
                                       Class A                                                            (8,361)           (39,479)
                                       Class B                                                            (2,950)           (34,918)
                                       Class C                                                              (532)            (3,568)
                                   Fees waived by Distributor - Class C                                   (7,785)            (6,411)
                                   Custody earnings credit                                                  (260)            (1,040)
                                                                                                -----------------------------------
                                     Net Operating Expenses                                            3,649,055          4,803,554
                                   Interest expense                                                           43                 --
                                                                                                -----------------------------------
                                     Net Expenses                                                      3,649,098          4,803,554
                                                                                                -----------------------------------
                                   Net Investment Income                                              20,854,179         25,995,513

    NET REALIZED AND UNREALIZED    Net realized gain on:
     GAIN (LOSS) ON INVESTMENTS      Investments                                                       9,142,243          3,417,955
           AND FOREIGN CURRENCY      Foreign currency transactions                                            --              9,655
                                                                                                -----------------------------------
                                       Net realized gain                                               9,142,243          3,427,610

                                   Net change in unrealized appreciation/
                                     depreciation on investments                                      (2,136,105)        33,226,182
                                                                                                -----------------------------------
                                   Net Gain                                                            7,006,138         36,653,792
                                                                                                -----------------------------------
                                   Net Increase in Net Assets
                                    from Operations                                                   27,860,317         62,649,305

(a)  The Fund changed its fiscal year end from June 30 to March 31.

                                              See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                            COLUMBIA INCOME FUND

                                                                                  PERIOD ENDED         YEAR ENDED        YEAR ENDED
                                                                                     MARCH 31,           JUNE 30,          JUNE 30,
INCREASE (DECREASE) IN NET ASSETS:                                              2004 (a)(b)($)     2003 (c)(d)($)          2002 ($)
-----------------------------------------------------------------------------------------------------------------------------------
                    OPERATIONS     Net investment income                            20,854,179         25,995,513        18,767,145
                                   Net realized gain (loss) on investments
                                     and foreign currency transactions               9,142,243          3,427,610        (2,281,856)
                                   Net change in unrealized appreciation/
                                     depreciation on investments                    (2,136,105)        33,226,182        (1,393,561)
                                                                                ---------------------------------------------------
                                       Net Increase from Operations                 27,860,317         62,649,305        15,091,728

     DISTRIBUTIONS DECLARED TO     From net investment income:
                  SHAREHOLDERS       Class A                                        (3,767,366)        (4,851,795)             (336)
                                     Class B                                        (1,104,196)        (1,525,173)               --
                                     Class C                                          (260,133)          (220,682)               --
                                     Class Z                                       (18,030,708)       (21,848,537)      (19,104,757)
                                   Return of capital:
                                     Class A                                                --                 --                (1)
                                     Class Z                                                --                 --           (35,938)
                                                                                ---------------------------------------------------
                                       Total Distributions Declared to
                                         Shareholders                              (23,162,403)       (28,446,187)      (19,141,032)

            SHARE TRANSACTIONS     Class A:
                                     Subscriptions                                  11,896,879         13,307,884           408,267
                                     Proceeds received in connection
                                       with merger                                          --         92,697,100                --
                                     Distributions reinvested                        2,226,081          2,836,832               168
                                     Redemptions                                   (12,719,120)       (24,933,740)         (204,204)
                                                                                ---------------------------------------------------
                                       Net Increase                                  1,403,840         83,908,076           204,231
                                   Class B:
                                     Subscriptions                                   5,143,365          7,355,762                --
                                     Proceeds received in connection
                                       with merger                                          --         32,521,573                --
                                     Distributions reinvested                          676,743            951,704                --
                                     Redemptions                                    (8,955,692)       (10,486,433)               --
                                                                                ---------------------------------------------------
                                     Net Increase (Decrease)                        (3,135,584)        30,342,606                --
                                   Class C:
                                     Subscriptions                                   4,978,358          2,990,400                --
                                     Proceeds received in connection
                                       with merger                                          --          3,795,846                --
                                     Distributions reinvested                          145,525            132,549                --
                                     Redemptions                                    (1,569,954)        (1,717,380)               --
                                                                                ---------------------------------------------------
                                       Net Increase                                  3,553,929          5,201,415                --
                                   Class Z:
                                     Subscriptions                                  87,808,248        140,602,354       129,053,213
                                     Distributions reinvested                       17,198,335         20,689,189        17,598,485
                                     Redemptions                                  (111,003,329)       (86,620,640)      (81,573,998)
                                                                                ---------------------------------------------------
                                       Net Increase (Decrease)                      (5,996,746)        74,670,903        65,077,700
                                   Net Increase (Decrease) from
                                     Share Transactions                             (4,174,561)       194,123,000        65,281,931
                                                                                ---------------------------------------------------
                                         Total Increase in Net Assets                  523,353        228,326,118        61,232,627

                    NET ASSETS     Beginning of period                             555,651,166        327,325,048       266,092,421
                                   End of period                                   556,174,519        555,651,166       327,325,048
                                   Overdistributed net investment
                                     income at end of period                        (2,468,472)        (1,216,871)         (420,053)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                            COLUMBIA INCOME FUND

                                                                       PERIOD ENDED          YEAR ENDED         YEAR ENDED
                                                                          MARCH 31,            JUNE 30,           JUNE 30,
                                                                        2004 (a)(b)         2003 (c)(d)               2002
--------------------------------------------------------------------------------------------------------------------------
     CHANGES IN SHARES     Class A:
                             Subscriptions                                1,180,862           1,404,563             42,979
                             Issued in connection with merger                    --           9,788,501                 --
                             Issued for distributions reinvested            222,302             295,360                 18
                             Redemptions                                 (1,274,508)         (2,622,883)           (21,498)
                                                                      ----------------------------------------------------
                               Net Increase                                 128,656           8,865,541             21,499
                           Class B:
                             Subscriptions                                  511,389             772,472                 --
                             Issued in connection with merger                    --           3,434,168                 --
                             Issued for distributions reinvested             67,614              99,099                 --
                             Redemptions                                   (896,625)         (1,095,572)                --
                                                                      ----------------------------------------------------
                               Net Increase (Decrease)                     (317,622)          3,210,167                 --
                           Class C:
                             Subscriptions                                  495,828             311,006                 --
                             Issued in connection with merger                    --             400,829                 --
                             Issued for distributions reinvested             14,500              13,770                 --
                             Redemptions                                   (157,399)           (178,980)                --
                                                                      ----------------------------------------------------
                               Net Increase                                 352,929             546,625                 --
                           Class Z:
                             Subscriptions                                8,734,872          14,613,670         13,516,324
                             Issued for distributions reinvested          1,717,623           2,140,928          1,844,361
                             Redemptions                                (11,147,023)         (9,059,989)        (8,576,296)
                                                                      ----------------------------------------------------
                               Net Increase (Decrease)                     (694,528)          7,694,609          6,784,389

(a)  On October 13, 2003, the Liberty Income Fund was renamed Columbia
     Income Fund.

(b)  The Fund changed its fiscal year end from June 30 to March 31.

(c)  Class B and Class C shares commenced operations on July 15, 2002.

(d) Effective July 15, 2002, Stein Roe Income Fund Class S shares were redesignated Liberty Income Fund Class Z shares.

                                              See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2004                                              COLUMBIA INCOME FUND

NOTE 1. ORGANIZATION

Columbia Income Fund (the "Fund"), a series of Columbia Funds Trust VIII (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks total return by investing for a high level of current income and opportunities for capital appreciation.

FUND SHARES

The Fund may issue an unlimited number of shares, and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

On October 13, 2003, the Liberty Income Fund was renamed Columbia Income Fund. Also on this date, the Liberty-Stein Roe Funds Income Trust was renamed Columbia Funds Trust VIII.

The fiscal year end of the Fund was changed from June 30 to March 31. Accordingly, the Fund's 2004 fiscal year ended on March 31, 2004.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the closing price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

DELAYED DELIVERY SECURITIES

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended March 31, 2004, permanent differences resulting primarily from differing treatments for amortization/accretion adjustments, market discount reclassification adjustments and paydown reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

   OVERDISTRIBUTED       ACCUMULATED
   NET INVESTMENT        NET REALIZED     PAID-IN
       INCOME                LOSS         CAPITAL
----------------------------------------------------
    $  1,056,623        $  (1,056,610)    $  (13)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the period ended March 31, 2004, and the years ended June 30, 2003 and June 30, 2002 was as follows:

                                   MARCH 31,         JUNE 30,           JUNE 30,
                                        2004             2003               2002
-----------------------------------------------------------------------------------
Distributions paid from:

  Ordinary income*              $ 23,162,403     $ 28,446,187       $ 19,105,093
  Tax return of capital                   --               --             35,939

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED    UNDISTRIBUTED
     ORDINARY         LONG-TERM         NET UNREALIZED
      INCOME        CAPITAL GAINS        APPRECIATION*
---------------------------------------------------------
     $ 39,515          $   --            $ 28,427,677

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities and deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2004, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation            $  31,482,800
   Unrealized depreciation               (3,055,123)
                                      -------------
     Net unrealized appreciation      $  28,427,677

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF EXPIRATION      CAPITAL LOSS CARRYFORWARD
---------------------------------------------------------
           2008                    $  10,505,238
           2009                        8,620,038
           2010                        1,393,345
           2011                        2,985,140
                                   -------------
                                   $  23,503,761

Capital loss carryforwards of $7,979,870 were utilized and/or expired during the period ended March 31, 2004 for the Fund. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation ("BOA"). Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

     AVERAGE DAILY NET ASSETS       ANNUAL FEE RATE
------------------------------------------------------
        First $100 million               0.500%
        Next $900 million                0.475%
         Over $1 billion                 0.450%

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee based on the Fund's average daily net assets as follows:

     AVERAGE DAILY NET ASSETS       ANNUAL FEE RATE
------------------------------------------------------
        First $100 million               0.500%
         Over $100 million               0.475%

Prior to July 12, 2002, the management fee was paid by the SR&F Income Portfolio (the "Portfolio") at the same rate.

For the period July 1, 2003 through October 31, 2003, Columbia voluntarily waived its investment advisory fee by 0.05% annually of the Fund's average daily net assets.

For the period ended March 31, 2004 and the year ended June 30, 2003, the Fund's annualized effective investment advisory fee rates were 0.46% and 0.48%, respectively.

ADMINISTRATION FEE

Columbia provides accounting and other services to the Fund for a monthly administration fee based on the Fund's average daily net assets as follows:

     AVERAGE DAILY NET ASSETS       ANNUAL FEE RATE
------------------------------------------------------
        First $100 million               0.150%
        Next $900 million                0.125%
         Over $1 billion                 0.100%

Prior to November 1, 2003, Columbia was entitled to receive a monthly administration fee based on the Fund's average daily net assets as follows:

     AVERAGE DAILY NET ASSETS       ANNUAL FEE RATE
------------------------------------------------------
        First $100 million               0.150%
         Over $100 million               0.125%

For the period ended March 31, 2004 and the year ended June 30, 2003, the Fund's annualized effective administration fee rates were 0.13% and 0.13%, respectively.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the period ended March 31, 2004 and the year ended June 30, 2003, the Fund's annualized effective pricing and bookkeeping fee rates were 0.031% and 0.038%, respectively.

Prior to July 12, 2002, Columbia received from the Fund an annual flat fee of $5,000.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Columbia has voluntarily agreed to reimburse the Fund for a portion of the transfer agent expenses so that transfer agent expenses (excluding out-of-pocket expenses) would not exceed 0.23% annually of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. The Transfer Agent was also entitled to receive reimbursement for certain out-of-pocket expenses. Additionally, prior to November 1, 2003, Columbia voluntarily reimbursed the Fund for transfer agency fees so that Class A, Class B and Class C transfer agent expenses (excluding out-of-pocket expenses) did not exceed 0.23%.

For the period ended March 31, 2004, the Fund's annualized effective transfer agent fee rates, inclusive of out-of-pocket fees, were 0.23%, 0.23%, 0.23% and 0.16% for Class A, Class B, Class C and Class Z shares, respectively. For the year ended June 30, 2003, the Fund's effective transfer agent fee rates, inclusive of out-of-pocket fees, were 0.29%, 0.29%, 0.29% and 0.14% for Class A, Class B, Class C and Class Z shares, respectively.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), formerly Liberty Funds Distributor, Inc., an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. For the period ended March 31, 2004 and the year ended June 30, 2003, the Distributor has retained net underwriting discounts on sales of the Fund's Class A shares of $15,842 and $1,040, respectively. For the period ended March 31, 2004, the Distributor has received CDSC fees of $909, $63,301 and $1,566 on Class A, Class B and Class C share redemptions, respectively. For the year ended June 30, 2003, the Distributor has received CDSC fees of $29,457, $91,600 and $902 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the

Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually of Class C average daily net assets.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

PURCHASES AND SALES OF SECURITIES

For the period ended March 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $468,461,658 and $480,747,430, respectively, of which $92,394,860 and $113,741,743, respectively, were U.S. Government securities.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. Prior to April 26, 2003, the Fund participated in a separate credit agreement with similar terms to its existing agreement. For the period ended March 31, 2004, the average daily loan balance outstanding on days where borrowings existed was $1,000,000 at a weighted average interest rate of 1.56%. For the year ended June 30, 2003, there were no borrowings under these agreements.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the

Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

For the period ended March 31, 2004, Columbia has assumed $3,727 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. SUBSEQUENT EVENT

On April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by BOA. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

NOTE 9. BUSINESS COMBINATIONS AND MERGERS

FUND MERGERS

As of the end of business on July 12, 2002, the Stein Roe Income Fund acquired all the net assets of Liberty Income Fund pursuant to a plan of reorganization approved by Liberty Income Fund shareholders on June 28, 2002. All assets of Liberty Income Fund were transferred to the Stein Roe Income Fund in a tax-free exchange and shareholders of Liberty Income Fund received shares of the Stein Roe Income Fund in exchange for their shares as follows:

     STEIN ROE
    INCOME FUND     LIBERTY INCOME FUND       UNREALIZED
   SHARES ISSUED    NET ASSETS RECEIVED     DEPRECIATION(1)
   --------------------------------------------------------
     13,623,498       $ 129,014,519           $ (883,393)

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

      NET ASSETS                                    NET ASSETS
   OF THE STEIN ROE         NET ASSETS OF         OF THE STEIN ROE
     INCOME FUND         LIBERTY INCOME FUND        INCOME FUND
       PRIOR TO          IMMEDIATELY PRIOR TO    IMMEDIATELY AFTER
     COMBINATION             COMBINATION            COMBINATION
-------------------------------------------------------------------
    $  327,547,213          $ 129,014,519          $ 456,561,732

Effective July 15, 2002, Stein Roe Income Fund was renamed Liberty Income Fund (currently known as Columbia Income Fund) and began offering Class B and Class C shares. The Class S shares were subsequently redesignated as Class Z shares.

CHANGE IN FUND STRUCTURE

Prior to July 13, 2002, the Fund invested substantially all of its assets in the SR&F Income Portfolio (the "Portfolio"), as part of a master/feeder structure. The Portfolio allocated income, expenses, realized and unrealized gains (losses) to its investors on a daily basis, based on methods in compliance with the Internal Revenue Service. Prior to the reorganization described above, the Fund's pro-rata share of the Portfolio were distributed to the Fund based on allocation methods in compliance with the Internal Revenue Service.

FINANCIAL HIGHLIGHTS

                                                            COLUMBIA INCOME FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                PERIOD                                                PERIOD
                                                                 ENDED                                                 ENDED
                                                             MARCH 31,               YEAR ENDED JUNE 30,            JUNE 30,
CLASS A SHARES                                              2004(a)(b)             2003(c)          2002(c)       2001(c)(d)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $      10.10        $       9.44     $       9.54     $       9.21

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (e)                                         0.39                0.45             0.60(f)          0.61
Net realized and unrealized gain (loss)
on investments and foreign currency                               0.15                0.75            (0.08)(f)         0.32
                                                          ------------        ------------     ------------     ------------
Total from Investment Operations                                  0.54                1.20             0.52             0.93

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                       (0.43)              (0.54)           (0.62)           (0.60)
Return of capital                                                   --                  --               --(g)            --
                                                          ------------        ------------     ------------     ------------
Total Distributions Declared
to Shareholders                                                  (0.43)              (0.54)           (0.62)           (0.60)

NET ASSET VALUE, END OF PERIOD                            $      10.21        $      10.10     $       9.44     $       9.54
Total return (h)                                                  5.50%(i)(j)        13.18%(i)         5.53%           10.41%(j)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (k)                                            1.14%(l)            1.23%            1.10%            1.12%(l)
Interest expense                                                    --%(l)(m)           --               --               --
Expenses (k)                                                      1.14%(l)            1.23%            1.10%            1.12%(l)
Net investment income (k)                                         5.20%(l)            5.12%            6.32%(f)         7.08%(l)
Waiver/reimbursement                                              0.03%(l)            0.05%              --               --
Portfolio turnover rate                                             93%(j)              96%             136%(n)          128%(n)
Net assets, end of period (000's)                         $     92,053        $     89,740     $        204     $          1

(a)  On October 13, 2003, the Liberty Income Fund was renamed Columbia Income
     Fund.

(b)  The Fund changed its fiscal year end from June 30 to March 31.

(c) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.

(d) Class A shares were initially offered on July 31, 2000. Per share data and total return reflect activity from that date.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Effective July 1, 2001, the SR&F Income Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.40% to 6.32%. Per share data and ratios for the period prior to June 30, 2002 have not been restated to reflect this change in presentation.

(g)  Rounds to less than $0.01 per share.

(h) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(i) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

(n)  Portfolio turnover disclosed is for the SR&F Income Portfolio.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                   PERIOD              PERIOD
                                                                                    ENDED               ENDED
                                                                                MARCH 31,            JUNE 30,
CLASS B SHARES                                                                 2004(a)(b)          2003(c)(d)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $      10.10        $       9.47

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (e)                                                            0.33                0.40
Net realized and unrealized gain on investments and foreign currency                 0.15                0.68
                                                                             ------------        ------------
Total from Investment Operations                                                     0.48                1.08

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                          (0.37)              (0.45)

NET ASSET VALUE, END OF PERIOD                                               $      10.21        $      10.10
Total return (f) (g) (h)                                                             4.91%              11.78%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (i) (j)                                                           1.89%               1.99%
Interest expense                                                                       --%(j)(k)           --
Expenses (i) (j)                                                                     1.89%               1.99%
Net investment income (i) (j)                                                        4.46%               4.39%
Waiver/reimbursement (j)                                                             0.03%               0.11%
Portfolio turnover rate                                                                93%(h)              96%
Net assets, end of period (000's)                                            $     29,534        $     32,430

(a)  On October 13, 2003, the Liberty Income Fund was renamed Columbia Income
     Fund.

(b)  The Fund changed its fiscal year end from June 30 to March 31.

(c) Class B shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.

(d) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                                   PERIOD              PERIOD
                                                                                    ENDED               ENDED
                                                                                MARCH 31,            JUNE 30,
CLASS C SHARES                                                                2004 (a)(b)         2003 (c)(d)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $      10.10        $       9.47

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (e)                                                            0.34                0.42
Net realized and unrealized gain on investments and foreign currency                 0.15                0.68
                                                                             ------------        ------------
Total from Investment Operations                                                     0.49                1.10

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                          (0.38)              (0.47)

NET ASSET VALUE, END OF PERIOD                                               $      10.21        $      10.10
Total return (f) (g) (h)                                                             5.03%              11.94%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (i) (j)                                                           1.74%               1.84%
Interest expense                                                                       --%(j)(k)           --
Expenses (i) (j)                                                                     1.74%               1.84%
Net investment income (i) (j)                                                        4.52%               4.51%
Waiver/reimbursement (j)                                                             0.18%               0.23%
Portfolio turnover rate                                                                93%(h)              96%
Net assets, end of period (000's)                                            $      9,185        $      5,522

(a)  On October 13, 2003, the Liberty Income Fund was renamed Columbia Income
     Fund.

(b)  The Fund changed its fiscal year end from June 30 to March 31.

(c) Class C shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.

(d) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor/Distributor not reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                            PERIOD
                                             ENDED
                                         MARCH 31,                           YEAR ENDED JUNE 30,
CLASS Z SHARES                          2004(a)(b)        2003(c)(d)        2002(d)        2001(d)        2000(d)        1999(d)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $    10.10        $     9.44     $     9.54     $     9.15     $     9.41     $    10.03

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (e)                     0.41              0.53           0.63(f)        0.69           0.70           0.67
Net realized and unrealized
gain (loss) on investments and
foreign currency                              0.16              0.71          (0.09)(f)       0.39          (0.26)         (0.62)
                                        ----------        ----------     ----------     ----------     ----------     ----------
Total from Investment
Operations                                    0.57              1.24           0.54           1.08           0.44           0.05

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                   (0.46)            (0.58)         (0.64)         (0.69)         (0.70)         (0.67)
Return of capital                               --                --             --(g)          --             --             --
                                        ----------        ----------     ----------     ----------     ----------     ----------
Total Distributions Declared
to Shareholders                              (0.46)            (0.58)         (0.64)         (0.69)         (0.70)         (0.67)

NET ASSET VALUE, END OF PERIOD          $    10.21        $    10.10     $     9.44     $     9.54     $     9.15     $     9.41
Total return (h)                              5.80%(i)(j)      13.61%          5.80%         12.20%          4.92%          0.52%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (k)                        0.82%(l)          0.84%          0.85%          0.86%          0.86%          0.84%
Interest expense                                --%(l)(m)         --             --             --             --             --
Expenses (k)                                  0.82%(l)          0.84%          0.85%          0.86%          0.86%          0.84%
Net investment income (k)                     5.46%(l)          5.51%          6.57%(f)       7.32%          7.58%          6.91%
Waiver/reimbursement                          0.02%(l)            --             --             --             --             --
Portfolio turnover rate                         93%(j)            96%           136%(n)        128%(n)        205%(n)        203%(n)
Net assets, end of period (000's)       $  425,402        $  427,959     $  327,121     $  266,091     $  227,090     $  294,640

(a)  On October 13, 2003, the Liberty Income Fund was renamed Columbia Income
     Fund.

(b)  The Fund changed its fiscal year end from June 30 to March 31.

(c) Effective July 15, 2002, the Stein Roe Income Fund's Class S shares were redesignated Liberty Income Fund Class Z shares.

(d) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Income Portfolio, prior to the portfolio liquidation.

(e) Per share data was calculated using average shares outstanding during the period.

(f) Effective July 1, 2001, the SR&F Income Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.65% to 6.57%. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(g)  Rounds to less than $0.01 per share.

(h)  Total return at net asset value assuming all distributions reinvested.

(i) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

(n)  Portfolio turnover disclosed is for the SR&F Income Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                                            COLUMBIA INCOME FUND

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST VIII AND THE SHAREHOLDERS OF COLUMBIA INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Income Fund (the "Fund") (a series of Columbia Funds Trust VIII) at March 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the nine month period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of June 30, 2003 and for the five years in the period then ended were audited by other independent accountants whose report dated August 19, 2003 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
Boston, Massachusetts
May 19, 2004

UNAUDITED INFORMATION

                                                            COLUMBIA INCOME FUND

CHANGE IN INDEPENDENT AUDITORS

On March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the Fund's independent auditors. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004. PricewaterhouseCoopers LLP was appointed as the independent auditors of the Fund for the fiscal year ended March 31, 2004.

TRUSTEES

                                                            COLUMBIA INCOME FUND

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 118 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)   FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 48)                     Executive Vice President-Strategy of United Airlines (airline) since December 2002
P.O. Box 66100                                 (formerly President of UAL Loyalty Services (airline) from September 2001 to December
Chicago, IL 60666                              2002; Executive Vice President and Chief Financial Officer of United Airlines from
Trustee (since 1996)                           July 1999 to September 2001; Senior Vice President-Finance from March 1993 to July
                                               1999). Oversees 118, Orbitz (online travel company)

JANET LANGFORD KELLY (age 46)                  Private Investor since March 2004 (formerly Chief Administrative Officer and Senior
9534 W. Gull Lake Drive                        Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to
Richland, MI 49083-8530                        March 2004; Executive Vice President-Corporate Development and Administration,
Trusttee (since 1996)                          General Counsel and Secretary, Kellogg Company (food manufacturer), from September
                                               1999 to August 2003; Senior Vice President, Secretary and General Counsel, Sara Lee
                                               Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to
                                               September 1999). Oversees 118, None

RICHARD W. LOWRY (age 68)                      Private Investor since August 1987 (formerly Chairman and Chief Executive Officer,
10701 Charleston Drive                         U.S. Plywood Corporation (building products manufacturer). Oversees 120(3), None
Vero Beach, FL 32963
Trustee (since 1995)

CHARLES R. NELSON (age 61)                     Professor of Economics, University of Washington, since January 1976; Ford and Louisa
Department of Economics                        Van Voorhis Professor of Political Economy, University of Washington, since September
University of Washington                       1993; (formerly Director, Institute for Economic Research, University of Washington
Seattle, WA 98195                              from September 2001 to June 2003) Adjunct Professor of Statistics, University of
Trustee (since 1981)                           Washington, since September 1980; Associate Editor, Journal of Money Credit and
                                               Banking, since September 1993; consultant on econometric and statistical matters.
                                               Oversees 118, None


(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)   FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

JOHN J. NEUHAUSER (age 61)                     Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                                (formerly Dean, Boston College School of Management from September 1977 to September
Chestnut Hill, MA 02467-3838                   1999). Oversees 121(3),(4), Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 59)                    Partner, Perkins Coie L.L.P. (law firm). Oversees 118, None
1120 N.W.Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

THOMAS E. STITZEL (age 68)                     Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                         College of Business, Boise State University); Chartered Financial Analyst. Oversees
Boise, ID 83706                                118, None
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)                    Managing Director, William Blair Capital Partners (private equity investing) since
227 West Monroe Street,                        September 1994. Oversees 118, Anixter International (network support equipment
Suite 3500                                     distributor), Jones Lang LaSalle (real estate management services), MONY Group (life
Chicago, IL 60606                              insurance) and Ventas, Inc (real estate investment trust)
Trustee and Chairman of the Board(5)
(since 1996)

ANNE-LEE VERVILLE (age 58)                     Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                         Corporation (computer and technology) from 1994 to 1997). Oversees 119(4), Chairman
Hopkinton, NH 03229                            of the Board of Directors, Enesco Group, Inc. (designer, importer and distributor of
Trustee (since 1998)                           giftware and collectibles)

RICHARD L. WOOLWORTH (age 63)                  Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                   Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                             BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young & Company).
Trustee (since 1991)                           Oversees 118, Northwest Natural Gas Co. (natural gas service provider)

INTERESTED TRUSTEES

WILLIAM E. MAYER(2) (age 64)                   Managing Partner, Park Avenue Equity Partners (private equity) since February 1999
399 Park Avenue                                (formerly Founding Partner, Development Capital LLC from November 1996 to
Suite 3204                                     February1999).Oversees 120(3), Lee Enterprises (print media), WR Hambrecht + Co.
New York, NY 10022                             (financial service provider), First Health (healthcare), Reader's Digest (publishing)
Trustee (since 1994)                           and OPENFIELD Solutions (retail industry technology provider)

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi Strategy Hedge Fund, LLC, which is advised by the Advisor.

(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

OFFICERS

                                                            COLUMBIA INCOME FUND

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA
FUNDS, YEAR FIRST ELECTED OR APPOINTED TO OFFICE  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
VICKI L. BENJAMIN (age 42)                        Chief Accounting Officer of the Columbia Funds and Liberty All-Star Funds since
One Financial Center                              June 2001 (formerly Controller of the Columbia Funds and of the Liberty All-Star
Boston, MA 02111                                  Funds from May 2002 to May 2004); Controller and Chief Accounting Officer of the
Chief Accounting Officer (since 2001)             Galaxy Funds since September 2002 (formerly Vice President, Corporate Audit, State
                                                  Street Bank and Trust Company from May 1998 to April 2001).

MICHAEL CLARKE (age 34)                           Controller of the Columbia Funds and of the Liberty All-Star Funds since 2004
One Financial Center                              (formerly Assistant Treasurer from June 2002 to May 2004; Vice President, Product
Boston, MA 02111                                  Strategy & Development of Liberty Funds Group from February 2001 to June 2002;
Controller (since 2004)                           Assistant Treasurer of the Liberty Funds and of the Liberty All-Star Funds from
                                                  August 1999 to February 2001; Audit Manager at Deloitte & Touche LLP from May 1997 to August 1999).

J. KEVIN CONNAUGHTON (age 39)                     President of the Columbia Funds since February 27, 2004; Treasurer of the Columbia
One Financial Center                              Funds and of the Liberty All-Star Funds since December 2000; Vice President of the
Boston, MA 02111                                  Advisor since April 2003 (formerly Chief Accounting Officer and Controller of the
Treasurer (since 2000) and                        Liberty Funds and Liberty All-Star Funds from February 1998 to October 2000);
President (since 2004)                            Treasurer of the Galaxy Funds since September 2002; Treasurer, Columbia Management
                                                  Multi-Strategy Hedge Fund, LLC since December 2002 (formerly Vice President of
                                                  Colonial from February 1998 to October 2000).

DAVID A. ROZENSON (age 49)                        Secretary of the Columbia Funds and of the Liberty All-Star Funds since December
One Financial Center                              2003; Senior Counsel, Fleet Boston Financial Corporation since January 1996;
Boston, MA 02111                                  Associate General Counsel, Columbia Management Group since November 2002.
Secretary (since 2003)

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                            COLUMBIA INCOME FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA INCOME FUND  ANNUAL REPORT, MARCH 31, 2004                  PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                751-02/630R-0304 (05/04) 04/1094

[GRAPHIC]

COLUMBIA INTERMEDIATE BOND FUND

ANNUAL REPORT

MARCH 31, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Economic Update                                                                3

Portfolio Managers' Report                                                     4

Financial Statements                                                           6

  Investment Portfolio                                                         6

  Statement of Assets and Liabilities                                         16

  Statement of Operations                                                     17

  Statement of Changes in Net Assets                                          18

  Notes to Financial Statements                                               20

  Financial Highlights                                                        26

Report of Independent Registered Public Accounting Firm                       30

Unaudited Information                                                         31

Trustees                                                                      32

Officers                                                                      34

Important Information About This Report                                       35

Columbia Funds                                                                36

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS

                                                 COLUMBIA INTERMEDIATE BOND FUND

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you.

There are no immediate changes planned for fund names or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

- APPOINTED A CHIEF COMPLIANCE OFFICER OF THE COLUMBIA FUNDS, WHO REPORTS DIRECTLY TO EACH FUND'S AUDIT COMMITTEE. TRUSTEES WERE ALSO ASSIGNED TO FOUR SEPARATE INVESTMENT OVERSIGHT COMMITTEES, EACH DEDICATED TO MONITORING PERFORMANCE OF INDIVIDUAL FUNDS.

- VOTED TO DOUBLE THE REQUIRED INVESTMENT BY EACH TRUSTEE IN THE COLUMBIA FUNDS -- TO FURTHER ALIGN THE INTERESTS OF THE TRUSTEES WITH THOSE OF OUR FUND SHAREHOLDERS. AT THE SAME TIME, NEW POLICIES WERE INSTITUTED REQUIRING ALL INVESTMENT PERSONNEL AND TRUSTEES TO HOLD THEIR COLUMBIA FUND SHARES FOR A MINIMUM OF ONE YEAR (UNLESS EXTRAORDINARY CIRCUMSTANCES WARRANT AN EXCEPTION TO BE GRANTED BY SENIOR EXECUTIVES OF THE ADVISOR FOR INVESTMENT PERSONNEL AND BY A DESIGNATED COMMITTEE FOR THE BOARD).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/ Thomas C. Theobald                  /s/ J. Kevin Connaughton

Thomas C. Theobald                      J. Kevin Connaughton
Chairman, Board of Trustees             President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE

                                                 COLUMBIA INTERMEDIATE BOND FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

PORTFOLIO STRUCTURE AS OF 03/31/04 (%)

   Corporate fixed-income bonds & notes                                    63.8
   Government agencies & obligations                                       20.3
   Asset-backed & non-agency mortgage-backed securities                    11.9
   Cash equivalents, net other assets & liabilities                         4.0

QUALITY BREAKDOWN AS OF 03/31/04 (%)

   AAA                                                                     35.8
   AA                                                                       7.5
   A                                                                       23.8
   BBB                                                                     21.6
   BB                                                                       8.2
   B and lower                                                              3.1

[CHART]

MATURITY BREAKDOWN AS OF 03/31/04 (%)

      0-1 YEAR                                                              5.0%
     1-5 YEARS                                                             55.2%
    5-10 YEARS                                                             28.8%
   10-20 YEARS                                                              5.7%
     20+ YEARS                                                              5.3%

Portfolio structure is calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's, Moody's or Fitch Investors Service, Inc. Maturity breakdown is based on each security's effective maturity and other conditions that affect a bond's maturity.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 03/31/2004.

[SIDENOTE]

SUMMARY

- FOR THE NINE-MONTH PERIOD ENDED MARCH 31, 2004, THE FUND'S CLASS A SHARES RETURNED 4.59% WITHOUT SALES CHARGE.

- THE FUND'S RETURN WAS BETTER THAN THE RETURN OF ITS BENCHMARK AND THE AVERAGE RETURN OF ITS PEER GROUP, THE LIPPER INTERMEDIATE INVESTMENT GRADE BOND CATEGORY.

- SIGNIFICANT POSITIONS IN INVESTMENT GRADE AND HIGH-YIELD CORPORATE BONDS WERE KEY TO THE FUND'S STRONG PERFORMANCE.

[CHART]

CLASS A SHARES                             4.59%
LEHMAN BROTHERS AGGREGATE BOND INDEX       2.83%

                                    OBJECTIVE
                       Seeks total return by investing for
                         a high level of current income
                          and opportunities for capital
                                  appreciation

                                TOTAL NET ASSETS
                                $1,103.9 million

MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION

                                                 COLUMBIA INTERMEDIATE BOND FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04

                     CLASS A SHARES WITHOUT          CLASS A SHARES             LEHMAN BROTHERS AGGREGATE
                        SALES CHARGE                WITH SALES CHARGE                  BOND INDEX
  4/1/1994                  $ 10,000                     $  9,525                        $ 10,000
 4/30/1994                  $  9,938                     $  9,466                        $  9,920
 5/31/1994                  $  9,912                     $  9,441                        $  9,919
 6/30/1994                  $  9,921                     $  9,450                        $  9,897
 7/31/1994                  $ 10,070                     $  9,592                        $ 10,094
 8/31/1994                  $ 10,103                     $  9,623                        $ 10,106
 9/30/1994                  $  9,992                     $  9,517                        $  9,958
10/31/1994                  $  9,977                     $  9,503                        $  9,949
11/30/1994                  $  9,914                     $  9,443                        $  9,927
12/31/1994                  $  9,964                     $  9,490                        $  9,995
 1/31/1995                  $ 10,111                     $  9,631                        $ 10,193
 2/28/1995                  $ 10,316                     $  9,826                        $ 10,436
 3/31/1995                  $ 10,380                     $  9,887                        $ 10,500
 4/30/1995                  $ 10,529                     $ 10,029                        $ 10,646
 5/31/1995                  $ 10,842                     $ 10,327                        $ 11,059
 6/30/1995                  $ 10,925                     $ 10,406                        $ 11,139
 7/31/1995                  $ 10,923                     $ 10,404                        $ 11,115
 8/31/1995                  $ 11,074                     $ 10,548                        $ 11,249
 9/30/1995                  $ 11,172                     $ 10,641                        $ 11,358
10/31/1995                  $ 11,298                     $ 10,762                        $ 11,506
11/30/1995                  $ 11,477                     $ 10,932                        $ 11,679
12/31/1995                  $ 11,644                     $ 11,091                        $ 11,842
 1/31/1996                  $ 11,761                     $ 11,202                        $ 11,920
 2/29/1996                  $ 11,575                     $ 11,025                        $ 11,713
 3/31/1996                  $ 11,495                     $ 10,949                        $ 11,631
 4/30/1996                  $ 11,426                     $ 10,883                        $ 11,566
 5/31/1996                  $ 11,426                     $ 10,883                        $ 11,543
 6/30/1996                  $ 11,559                     $ 11,010                        $ 11,697
 7/31/1996                  $ 11,612                     $ 11,060                        $ 11,729
 8/31/1996                  $ 11,608                     $ 11,057                        $ 11,709
 9/30/1996                  $ 11,798                     $ 11,237                        $ 11,913
10/31/1996                  $ 12,032                     $ 11,461                        $ 12,177
11/30/1996                  $ 12,265                     $ 11,682                        $ 12,385
12/31/1996                  $ 12,171                     $ 11,593                        $ 12,270
 1/31/1997                  $ 12,245                     $ 11,663                        $ 12,308
 2/28/1997                  $ 12,284                     $ 11,700                        $ 12,339
 3/31/1997                  $ 12,144                     $ 11,567                        $ 12,202
 4/30/1997                  $ 12,329                     $ 11,744                        $ 12,385
 5/31/1997                  $ 12,461                     $ 11,869                        $ 12,503
 6/30/1997                  $ 12,636                     $ 12,036                        $ 12,651
 7/31/1997                  $ 12,995                     $ 12,377                        $ 12,993
 8/31/1997                  $ 12,860                     $ 12,249                        $ 12,883
 9/30/1997                  $ 13,041                     $ 12,421                        $ 13,072
10/31/1997                  $ 13,169                     $ 12,543                        $ 13,262
11/30/1997                  $ 13,220                     $ 12,592                        $ 13,323
12/31/1997                  $ 13,306                     $ 12,674                        $ 13,457
 1/31/1998                  $ 13,480                     $ 12,840                        $ 13,629
 2/28/1998                  $ 13,506                     $ 12,864                        $ 13,618
 3/31/1998                  $ 13,579                     $ 12,934                        $ 13,665
 4/30/1998                  $ 13,649                     $ 13,001                        $ 13,736
 5/31/1998                  $ 13,768                     $ 13,114                        $ 13,866
 6/30/1998                  $ 13,840                     $ 13,182                        $ 13,984
 7/31/1998                  $ 13,872                     $ 13,213                        $ 14,014
 8/31/1998                  $ 13,805                     $ 13,149                        $ 14,242
 9/30/1998                  $ 14,095                     $ 13,425                        $ 14,575
10/31/1998                  $ 13,871                     $ 13,212                        $ 14,498
11/30/1998                  $ 14,084                     $ 13,415                        $ 14,581
12/31/1998                  $ 14,160                     $ 13,488                        $ 14,624
 1/31/1999                  $ 14,308                     $ 13,628                        $ 14,728
 2/28/1999                  $ 14,123                     $ 13,452                        $ 14,470
 3/31/1999                  $ 14,283                     $ 13,604                        $ 14,550
 4/30/1999                  $ 14,344                     $ 13,663                        $ 14,597
 5/31/1999                  $ 14,247                     $ 13,570                        $ 14,468
 6/30/1999                  $ 14,200                     $ 13,525                        $ 14,422
 7/31/1999                  $ 14,201                     $ 13,526                        $ 14,360
 8/31/1999                  $ 14,197                     $ 13,522                        $ 14,353
 9/30/1999                  $ 14,340                     $ 13,659                        $ 14,519
10/31/1999                  $ 14,357                     $ 13,675                        $ 14,573
11/30/1999                  $ 14,389                     $ 13,705                        $ 14,571
12/31/1999                  $ 14,340                     $ 13,659                        $ 14,501
 1/31/2000                  $ 14,370                     $ 13,688                        $ 14,454
 2/29/2000                  $ 14,518                     $ 13,829                        $ 14,628
 3/31/2000                  $ 14,665                     $ 13,968                        $ 14,822
 4/30/2000                  $ 14,575                     $ 13,883                        $ 14,779
 5/31/2000                  $ 14,494                     $ 13,805                        $ 14,771
 6/30/2000                  $ 14,856                     $ 14,150                        $ 15,078
 7/31/2000                  $ 15,018                     $ 14,305                        $ 15,216
 8/31/2000                  $ 15,254                     $ 14,529                        $ 15,436
 9/30/2000                  $ 15,399                     $ 14,667                        $ 15,534
10/31/2000                  $ 15,420                     $ 14,688                        $ 15,636
11/30/2000                  $ 15,582                     $ 14,842                        $ 15,892
12/31/2000                  $ 15,861                     $ 15,108                        $ 16,188
 1/31/2001                  $ 16,243                     $ 15,472                        $ 16,454
 2/28/2001                  $ 16,438                     $ 15,657                        $ 16,597
 3/31/2001                  $ 16,548                     $ 15,762                        $ 16,680
 4/30/2001                  $ 16,505                     $ 15,721                        $ 16,610
 5/31/2001                  $ 16,708                     $ 15,915                        $ 16,709
 6/30/2001                  $ 16,718                     $ 15,924                        $ 16,773
 7/31/2001                  $ 17,108                     $ 16,295                        $ 17,148
 8/31/2001                  $ 17,329                     $ 16,506                        $ 17,346
 9/30/2001                  $ 17,148                     $ 16,334                        $ 17,549
10/31/2001                  $ 17,390                     $ 16,564                        $ 17,915
11/30/2001                  $ 17,382                     $ 16,556                        $ 17,668
12/31/2001                  $ 17,295                     $ 16,473                        $ 17,555
 1/31/2002                  $ 17,428                     $ 16,600                        $ 17,697
 2/28/2002                  $ 17,522                     $ 16,690                        $ 17,869
 3/31/2002                  $ 17,399                     $ 16,573                        $ 17,572
 4/30/2002                  $ 17,554                     $ 16,720                        $ 17,913
 5/31/2002                  $ 17,724                     $ 16,882                        $ 18,065
 6/30/2002                  $ 17,570                     $ 16,736                        $ 18,221
 7/31/2002                  $ 17,435                     $ 16,607                        $ 18,441
 8/31/2002                  $ 17,705                     $ 16,864                        $ 18,753
 9/30/2002                  $ 17,788                     $ 16,943                        $ 19,057
10/31/2002                  $ 17,566                     $ 16,732                        $ 18,969
11/30/2002                  $ 17,835                     $ 16,988                        $ 18,963
12/31/2002                  $ 18,227                     $ 17,361                        $ 19,356
 1/31/2003                  $ 18,311                     $ 17,441                        $ 19,373
 2/28/2003                  $ 18,578                     $ 17,696                        $ 19,641
 3/31/2003                  $ 18,638                     $ 17,752                        $ 19,625
 4/30/2003                  $ 18,969                     $ 18,068                        $ 19,788
 5/31/2003                  $ 19,429                     $ 18,506                        $ 20,156
 6/30/2003                  $ 19,510                     $ 18,583                        $ 20,116
 7/31/2003                  $ 19,034                     $ 18,130                        $ 19,440
 8/31/2003                  $ 19,089                     $ 18,183                        $ 19,568
 9/30/2003                  $ 19,637                     $ 18,704                        $ 20,087
10/31/2003                  $ 19,606                     $ 18,674                        $ 19,900
11/30/2003                  $ 19,704                     $ 18,768                        $ 19,948
12/31/2003                  $ 19,911                     $ 18,965                        $ 20,151
 1/31/2004                  $ 20,118                     $ 19,162                        $ 20,312
 2/29/2004                  $ 20,261                     $ 19,298                        $ 20,532
 3/31/2004                  $ 20,389                     $ 19,423                        $ 20,689

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-dominated, and non-convertible investment grade debt issues. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04 (%)

   SHARE CLASS                         A                  B                C             Z
-----------------------------------------------------------------------------------------------
   INCEPTION                       07/31/00           02/01/02         02/01/02      12/05/78
-----------------------------------------------------------------------------------------------
   SALES CHARGE                 WITHOUT  WITH     WITHOUT   WITH   WITHOUT    WITH    WITHOUT
-----------------------------------------------------------------------------------------------
   9-month (cumulative)          4.59    -0.40     4.00    -1.00     4.12     3.12     4.78
   1-year                        9.48     4.31     8.67     3.67     8.83     7.83     9.76
   5-year                        7.39     6.35     7.04     6.74     7.11     7.11     7.60
   10-year                       7.38     6.86     7.21     7.21     7.25     7.25     7.49

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0%, and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The performance information for class A, B and C shares (newer class shares) includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception date of the newer share classes. These class Z share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 04/01/94 - 03/31/04 ($)

   SALES CHARGE:                         WITHOUT     WITH
-------------------------------------------------------------
   Class A                               20,389     19,423
   Class B                               20,062     20,062
   Class C                               20,127     20,127
   Class Z                               20,590        n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

ECONOMIC UPDATE

                                                 COLUMBIA INTERMEDIATE BOND FUND

The US economy moved ahead at a strong but uneven pace during the nine-month period that began July 1, 2003, and ended March 31, 2004. Annualized GDP for the third quarter of 2003 was an impressive 8.2%. For the fourth quarter, the pace of growth slowed to 4.1%, yet comfortably above the economy's long-term average growth rate of 3.0%. GDP growth for the first quarter of 2004 was 4.2%.

Although job growth was slow to catch on, the economy showed signs of improvement on all fronts. Consumer spending rose as a sizeable package of tax cuts, implemented in 2003, gave disposable income a boost. Low interest rates fueled another round of mortgage refinancing late in the period, which further enhanced household income. Early in 2004, consumer confidence slipped as the labor market continued to cloud the outlook despite a pick-up in the number of new jobs added in March. Nevertheless, housing and retail sales showed steady gains throughout the period.

After two years of holding back, the business sector began to show signs of improvement late in 2003. Industrial production registered steady gains. Business spending on technology rose. And late in the period, spending on capital equipment also picked up.

BONDS DELIVERED SOLID GAINS

Despite concerns that a stronger economy would translate into higher interest rates--and lower bond prices--the US bond market continued to deliver respectable gains during the nine-month period. However, July and August were volatile months as the yield on the 10-year US Treasury bond spiked above 4.6% on the heels of strong economic data, then dropped to 3.8% by the end of the period.

High-yield bonds were the top performers in the fixed income markets, but their performance slipped in the final quarter of the period. Treasury bonds, which are more sensitive to changing interest rates, were the primary beneficiaries of falling interest rates. The Merrill Lynch US High Yield, Cash Pay Index returned 10.94% for the nine-month period covered by this report, while the Lehman Brothers Aggregate Bond Index gained 2.83%. Money market fund yields remained below 1%, as the Federal Reserve Board kept short-term interest rates at their historical lows.

US STOCKS HEADED HIGHER

The US stock market snapped a three-year losing streak in 2003. However, its rate of return slowed in the final months of the period as mixed economic and profit data and renewed fears about terrorism gave investors pause. The S&P 500 Index returned 17.09% for this nine-month period. Small company stocks outperformed large company stocks, as evidenced by the 32.74% return of the Russell 2000 Index, a measure of the performance of 2,000 small company stocks.

[SIDENOTE]

SUMMARY
FOR THE NINE-MONTH PERIOD ENDED MARCH 31, 2004

- A STRENGTHENING ECONOMY ACCOUNTED FOR CONTINUED STRONG GAINS FROM HIGH-YIELD BONDS, AS EVIDENCED BY THE DOUBLE-DIGIT RETURN OF THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX. OVERALL, DECLINING INTEREST RATES AND THE FED'S COMMITMENT TO HOLD THE LINE ON SHORT-TERM INTEREST RATES TRANSLATED INTO RESPECTABLE RETURNS FOR THE LEHMAN BROTHERS AGGREGATE BOND INDEX.

[CHART]

MERRILL LYNCH INDEX     10.94%
LEHMAN INDEX             2.83%

- THE US STOCK MARKET GAINED GROUND AS THE ECONOMY STRENGTHENED AND CORPORATE PROFITS ROSE. SMALL CAP STOCKS LED THE WAY. THE S&P 500 INDEX RETURNED 17.09%. THE RUSSELL 2000 INDEX GAINED 32.74%.

[CHART]

S&P 500 INDEX           17.09%
RUSSELL 2000 INDEX      32.74%

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 2000 Index is an unmanaged index that tracks the performance of 2,000 small US companies based on total market capitalizations.

PORTFOLIO MANAGERS' REPORT

                                                 COLUMBIA INTERMEDIATE BOND FUND

The Board of Trustees for Columbia Intermediate Bond Fund has approved the change of the fund's fiscal year end from June 30 to March 31. As a result, this report covers the nine-month period since the last annual report. The next report you receive will be for the six-month period ending September 30, 2004. For the nine-month period ended March 31, 2004, class A shares of Columbia Intermediate Bond Fund returned 4.59% without sales charge. The fund outperformed its benchmark, the Lehman Brothers Aggregate Bond Index, which posted a total return of 2.83% for the same period. The fund also beat its peer group, the Lipper Intermediate Investment Grade Bond Category average, which returned 2.62% for the period.(1)

FURTHER GAINS FOR CORPORATE BONDS

Low interest rates and lower taxes helped to extend the US economic expansion into 2004. The expansion has been beneficial for corporate profits, which have risen strongly over the past year, and attracted investors who were ready to assume more risk. The fund's substantial commitment to lower quality investment grade bonds--especially BBB-rated issues--and high-yield corporate bonds during a period of high investor demand accounted for the majority of the fund's strong return relative to its benchmark.

UTILITIES AND TELECOM BOUNCED BACK

Utility and telecommunications companies took advantage of improving business conditions, lower interest rates and easier access to the capital markets to refinance high-coupon debt. These savings led to higher profits, making bonds in both industries more attractive. California-based Edison Mission Energy and Iowa's MidAmerican Energy Holdings got a boost from the growing economy. Bonds of Ohio-based FirstEnergy recovered as the company's Davis Besse nuclear plant's restart date approached. The bonds had fallen when the plant went off-line. Bonds of Canadian cell-phone operator Rogers Cantel rose in value. The company increased its customer base and revenues after shoring up its finances. These strong performers boosted the fund's return during the period.

STRONG RETURNS FROM AUTOS AND AIRLINES

We bought bonds of Ford Motor Credit when the possibility of a ratings downgrade drove off investors. Our view was more positive, and this timely purchase was rewarded when the bonds rose in response to Ford's restructuring initiatives. Similarly, Dana, a supplier of truck and automobile parts, improved its bottom line by streamlining operations and cutting costs. Increased travel volumes and cost reductions boosted profits Fundat Continental Airlines, Delta Air Lines and American Airlines and bonds collateralized by their aircraft recovered in response.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 03/31/04 ($)

   Class A                              9.27
   Class B                              9.27
   Class C                              9.27
   Class Z                              9.27

DISTRIBUTIONS DECLARED PER SHARE
07/01/03 - 03/31/04 ($)

   Class A                              0.32
   Class B                              0.27
   Class C                              0.28
   Class Z                              0.34

SEC YIELDS AS OF 03/31/04 (%)

   Class A                              3.56
   Class B                              2.99
   Class C                              3.14
   Class Z                              3.99

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

HOLDINGS DISCUSSED IN THIS REPORT AS OF 03/31/04 (%)

   Edison Mission Energy                 0.1
   MidAmerican Energy Holdings           1.6
   FirstEnergy                           0.9
   Rogers Cantel                         0.2
   Ford Motor Credit                     1.7
   Dana                                  0.5
   Continental Airlines                  0.9
   Delta Air Lines                       0.6
   American Airlines                     0.6
   Tenet Healthcare                      0.6

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

SUPERMARKET, CHEMICAL AND HEALTHCARE HURT RESULTS

We eliminated Winn Dixie Stores whose bonds declined as the company struggled against the entry of Wal-Mart (not in the portfolio) and other superstores into its market area. We also sold France's Rhodia when this chemical company's margins were pinched by the rising cost of oil. But we remain optimistic about Tenet Healthcare, an operator of for-profit hospitals and related heath care facilities whose bonds fell amid questions about Medicaid funding and related pressure on operating margins.

ADJUSTMENTS FOR THE MONTHS AHEAD

We believe continued economic growth could boost corporate bonds further, but returns are unlikely to match recent gains and interest rates are likely to rise. Therefore, we have taken steps to increase portfolio quality and reduce interest rate risk. We have reduced our exposure to high-yield and investment grade corporate bonds, and made modest additions to Treasuries, mortgage-backed and other asset-backed securities.

          During this reporting period Columbia Intermediate Bond Fund was managed by Michael T. Kennedy and Thomas LaPointe. Effective May 14, 2004, Thomas LaPointe, Mark Newlin and Steven Luetger became the fund's co-managers.


Investing in high-yield bonds involves greater credit and other risks not associated with investing in higher-quality bonds. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with other investments.

[SIDENOTE]

RETURNS ARE UNLIKELY TO MATCH RECENT GAINS AND INTEREST RATES ARE LIKELY TO RISE. THEREFORE, WE HAVE TAKEN STEPS TO INCREASE PORTFOLIO QUALITY AND REDUCE INTEREST RATE RISK.

INVESTMENT PORTFOLIO
MARCH 31, 2004
                                                 COLUMBIA INTERMEDIATE BOND FUND

                                                                                                          PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - 63.8%

AGRICULTURE, FORESTRY & FISHING - 0.3%

AGRICULTURAL SERVICES - 0.2%

                    BUNGE LTD. FINANCE CORP.      4.375% 12/15/08 (a)                                   2,600,000        2,691,338

                                                                                      Agricultural Services Total        2,691,338

FORESTRY - 0.1%

                     TEMBEC INDUSTRIES, INC.      8.500% 02/01/11                                         550,000          547,250

                                                                                                   Forestry Total          547,250

                                                                                  AGRICULTURE, FORESTRY & FISHING
                                                                                                            TOTAL        3,238,588

CONSTRUCTION - 0.3%

BUILDING CONSTRUCTION - 0.3%

                           D.R. HORTON, INC.      9.750% 09/15/10                                       1,000,000        1,225,000

                      STANDARD-PACIFIC CORP.      9.250% 04/15/12                                       2,000,000        2,350,000

                                                                                      Building Construction Total        3,575,000

                                                                                               CONSTRUCTION TOTAL        3,575,000

FINANCE, INSURANCE & REAL ESTATE - 26.2%

DEPOSITORY INSTITUTIONS - 5.6%

                              BANK ONE CORP.      6.000% 08/01/08 (b)                                  11,888,000       13,403,958

                           BARCLAYS BANK PLC      7.375% 06/15/49 (a)(c)                                5,000,000        5,863,250

                    FIRST MASSACHUSETTS BANK      7.625% 06/15/11                                       5,500,000        6,561,280

                               POPULAR, INC.      6.125% 10/15/06                                       8,250,000        8,904,142

                 RABOBANK CAPITAL FUNDING II      5.260% 12/31/13 (a)                                   9,500,000        9,861,570

                 WELLS FARGO FINANCIAL, INC.      4.875% 06/12/07                                      14,300,000       15,381,223

                      WESTERN FINANCIAL BANK      9.625% 05/15/12                                       2,000,000        2,280,000

                                                                                    Depository Institutions Total       62,255,423

FINANCIAL SERVICES - 5.5%

                            CAPITAL ONE BANK      5.125% 02/15/14                                       6,650,000        6,760,922

                              CITICORP, INC.      8.040% 12/15/19 (a)                                  12,075,000       14,614,372

              GENERAL ELECTRIC CAPITAL CORP.      5.375% 03/15/07                                      10,000,000       10,838,900

           HARTFORD FINANCIAL SERVICES GROUP      4.700% 09/01/07                                       4,000,000        4,255,320

           INTERNATIONAL LEASE FINANCE CORP.      6.375% 03/15/09                                       9,000,000       10,150,110

                    JOHN DEERE CAPITAL CORP.      7.000% 03/15/12                                       9,000,000       10,634,670

          PF EXPORT RECEIVABLES MASTER TRUST      3.748% 06/01/13 (a)                                   3,250,000        3,237,780

                                                                                         Financial Services Total       60,492,074

See notes to investment portfolio.

                                                                                                          PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
  NOTES - (CONTINUED)

FINANCE, INSURANCE & REAL
  ESTATE - (CONTINUED)

HOLDING & OTHER INVESTMENT OFFICES - 1.2%

                   HSBC CAPITAL FUNDING L.P.      9.547% 12/31/49 (a)(c)                               10,500,000       13,630,732

                                                                               Holding & Other Investment Offices
                                                                                                            Total       13,630,732

INSURANCE CARRIERS - 3.0%

  FLORIDA WINDSTORM UNDERWRITING ASSOCIATION      7.125% 02/25/19 (a)                                   4,425,000        5,415,050

               FUND AMERICAN COMPANIES, INC.      5.875% 05/15/13                                       4,250,000        4,475,165

                  LIBERTY MUTUAL GROUP, INC.      5.750% 03/15/14 (a)                                   6,200,000        6,168,194

         PRUDENTIAL INSURANCE CO. OF AMERICA      7.650% 07/01/07 (a)                                  10,105,000       11,529,603

           TRAVELERS PROPERTY CASUALTY CORP.      3.750% 03/15/08                                       4,750,000        4,866,422

                                                                                         Insurance Carriers Total       32,454,434

NON-DEPOSITORY CREDIT INSTITUTIONS - 4.6%

                COUNTRYWIDE HOME LOANS, INC.      5.500% 08/01/06                                       7,500,000        8,052,900

                       FORD MOTOR CREDIT CO.      5.800% 01/12/09                                       4,650,000        4,794,848
                                                  7.000% 10/01/13                                       5,500,000        5,812,565
                                                  7.375% 10/28/09                                       7,000,000        7,638,330

             GENERAL MOTORS ACCEPTANCE CORP.      6.125% 01/22/08                                       3,500,000        3,766,420
                                                  6.150% 04/05/07                                       5,000,000        5,385,150

                     HOUSEHOLD FINANCE CORP.      5.875% 02/01/09                                       8,200,000        9,089,536

              IBM CANADA CREDIT SERVICES CO.      3.750% 11/30/07 (a)                                   6,000,000        6,132,540

                                                                               Non-Depository Credit Institutions
                                                                                                            Total       50,672,289
REAL ESTATE - 2.5%

                          EOP OPERATING L.P.      8.375% 03/15/06                                      11,000,000       12,300,860

               FOREST CITY ENTERPRISES, INC.      7.625% 06/01/15                                       1,000,000        1,080,000

                       iSTAR FINANCIAL, INC.      8.750% 08/15/08                                       4,800,000        5,442,000

PRUDENTIAL PROPERTY INVESTMENT MANAGERS LTD.      7.125% 07/01/07 (a)                                   5,300,000        5,998,805

                    THORNBURG MORTGAGE, INC.      8.000% 05/15/13                                       2,500,000        2,637,500

                                                                                                Real Estate Total       27,459,165
SECURITY BROKERS & DEALERS - 3.8%

                BEAR STEARNS COMPANIES, INC.      4.000% 01/31/08                                      10,000,000       10,384,700

            CREDIT SUISSE FIRST BOSTON, INC.      4.625% 01/15/08                                       5,000,000        5,299,900
                                                  5.875% 08/01/06                                       7,750,000        8,388,057

                       JEFFERIES GROUP, INC.      7.750% 03/15/12                                       7,250,000        8,644,102

                                              See notes to investment portfolio.

                                                                                                          PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
  NOTES - (CONTINUED)

FINANCE, INSURANCE & REAL
  ESTATE - (CONTINUED)

SECURITY BROKERS &
  DEALERS - (CONTINUED)

                           J.P. MORGAN & CO.      6.000% 01/15/09                                       1,748,000        1,957,008

                              MORGAN STANLEY      4.750% 04/01/14                                       2,000,000        1,961,260
                                                  6.100% 04/15/06                                       5,000,000        5,407,300

                                                                                       Security Brokers & Dealers
                                                                                                            Total       42,042,327

                                                                                 FINANCE, INSURANCE & REAL ESTATE
                                                                                                            TOTAL      289,006,444

MANUFACTURING - 7.1%

APPAREL - 0.8%

                                CINTAS CORP.      5.125% 06/01/07                                       5,315,000        5,726,594
                                                  6.000% 06/01/12                                       3,250,000        3,631,550

                                                                                                    Apparel Total        9,358,144

AUTO PARTS & ACCESSORIES - 0.5%

                                  DANA CORP.      9.000% 08/15/11                                       3,200,000        3,856,000
                                                  10.125% 03/15/10                                      1,000,000        1,155,000

                                                                                   Auto Parts & Accessories Total        5,011,000

CHEMICALS & ALLIED PRODUCTS - 2.0%

                            DOW CHEMICAL CO.      5.750% 11/15/09                                       6,000,000        6,585,720

                        EASTMAN CHEMICAL CO.      3.250% 06/15/08                                       2,750,000        2,717,523
                                                  6.300% 11/15/18                                       7,500,000        8,066,400

                                   FMC CORP.      10.250% 11/01/09                                        920,000        1,085,600

                       LYONDELL CHEMICAL CO.      9.625% 05/01/07                                       2,000,000        2,065,000

                         NOVA CHEMICALS LTD.      6.500% 01/15/12 (a)                                   1,000,000        1,038,280

                                                                                Chemicals & Allied Products Total       21,558,523

ELECTRONIC & ELECTRICAL EQUIPMENT - 0.2%

                        THOMAS & BETTS CORP.      7.250% 06/01/13                                       2,000,000        2,210,000

                                                                                Electronic & Electrical Equipment
                                                                                                            Total        2,210,000

FOOD & KINDRED PRODUCTS - 0.6%

                       CADBURY-SCHWEPPES PLC      3.875% 10/01/08 (a)                                   7,000,000        7,144,690

                                                                                    Food & Kindred Products Total        7,144,690

LUMBER & WOOD PRODUCTS - 0.3%

                       GEORGIA-PACIFIC CORP.      7.500% 05/15/06                                       3,000,000        3,232,500

                                                                                     Lumber & Wood Products Total        3,232,500

MACHINERY & COMPUTER EQUIPMENT - 0.2%

                     BRIGGS & STRATTON CORP.      8.875% 03/15/11                                       1,375,000        1,684,375

                                                                                   Machinery & Computer Equipment
                                                                                                            Total        1,684,375


See notes to investment portfolio.

                                                                                                          PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
  NOTES - (CONTINUED)

MANUFACTURING - (CONTINUED)

MISCELLANEOUS MANUFACTURING - 1.4%

        HUTCHISON WHAMPOA INTERNATIONAL LTD.      6.250% 01/24/14 (a)                                   1,500,000        1,557,630
                                                  6.500% 02/13/13 (a)                                  10,500,000       11,145,330

                                   SPX CORP.      7.500% 01/01/13                                       2,000,000        2,160,000

                          TEMPUR-PEDIC, INC.      10.250% 08/15/10 (a)                                    117,000          133,965

                    TRINITY INDUSTRIES, INC.      6.500% 03/15/14 (a)                                     550,000          550,000

                                                                                Miscellaneous Manufacturing Total       15,546,925

PAPER PRODUCTS - 1.0%

                              CASCADES, INC.      7.250% 02/15/13                                       6,000,000        6,285,000

                          MEADWESTVACO CORP.      8.200% 01/15/30                                       4,000,000        4,904,080

                                                                                             Paper Products Total       11,189,080

STONE, CLAY, GLASS & CONCRETE - 0.1%

        OWENS-BROCKWAY GLASS CONTAINER, INC.      8.875% 02/15/09                                       1,000,000        1,080,000

                                                                              Stone, Clay, Glass & Concrete Total        1,080,000

                                                                                              MANUFACTURING TOTAL       78,015,237
MINING & ENERGY - 4.8%
METALS & MINING - 0.5%

                                 ALCOA, INC.      6.000% 01/15/12                                       5,000,000        5,585,000

                                                                                            Metals & Mining Total        5,585,000

OIL & GAS EXTRACTION - 3.5%

                          AMERADA HESS CORP.      7.300% 08/15/31                                       5,250,000        5,657,663

                               COASTAL CORP.      7.750% 06/15/10                                       1,500,000        1,297,500

                            FOREST OIL CORP.      8.000% 06/15/08                                       2,000,000        2,200,000

                    NEWFIELD EXPLORATION CO.      7.450% 10/15/07                                       1,500,000        1,657,500

                                 NEXEN, INC.      7.875% 03/15/32                                       5,250,000        6,637,470

                        NOBLE DRILLING CORP.      7.500% 03/15/19                                       4,245,000        4,960,749

          PEMEX PROJECT FUNDING MASTER TRUST      7.875% 02/01/09                                       6,000,000        6,900,000

  RAS LAFFAN LIQUEFIED NATURAL GAS CO., LTD.      3.437% 09/15/09 (a)                                   9,000,000        8,887,500

                                                                                       Oil & Gas Extraction Total       38,198,382
OIL & GAS FIELD SERVICES - 0.8%

                          PDVSA FINANCE LTD.      7.400% 08/15/16                                       2,500,000        2,112,500

                                              See notes to investment portfolio.

                                                                                                          PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
  NOTES - (CONTINUED)

MINING & ENERGY - (CONTINUED)

OIL & GAS FIELD
  SERVICES - (CONTINUED)

         PETROBRAS INTERNATIONAL FINANCE CO.      9.125% 02/01/07                                       3,000,000        3,345,000
                                                  9.750% 07/06/11                                       3,500,000        3,955,000

                                                                                   Oil & Gas Field Services Total        9,412,500

                                                                                            MINING & ENERGY TOTAL       53,195,882
RETAIL TRADE - 1.5%
AUTO DEALERS & GAS STATIONS - 0.8%

                          DAIMLERCHRYSLER AG      6.900% 09/01/04                                       8,706,000        8,891,177

                                                                                Auto Dealers & Gas Stations Total        8,891,177
DEPARTMENT STORES - 0.2%

                                  SAKS, INC.      7.000% 12/01/13 (a)                                   1,594,000        1,673,700

                                                                                          Department Stores Total        1,673,700
FOOD STORES - 0.2%

                      DELHAIZE AMERICA, INC.      8.125% 04/15/11                                       2,000,000        2,310,300

                                                                                                Food Stores Total        2,310,300
RESTAURANTS - 0.3%

                           YUM! BRANDS, INC.      7.700% 07/01/12                                       2,850,000        3,398,625

                                                                                                Restaurants Total        3,398,625

                                                                                               RETAIL TRADE TOTAL       16,273,802
SERVICES - 4.4%
AMUSEMENT & RECREATION - 1.0%

                            MGM MIRAGE, INC.      8.375% 02/01/11                                       1,500,000        1,732,500

             MOHEGAN TRIBAL GAMING AUTHORITY      8.375% 07/01/11                                       2,000,000        2,210,000

              PARK PLACE ENTERTAINMENT CORP.      8.125% 05/15/11                                       2,000,000        2,285,000

                       STATION CASINOS, INC.      6.000% 04/01/12 (a)                                   1,000,000        1,030,000
                                                  6.875% 03/01/16 (a)                                   1,500,000        1,535,625

          STEINWAY MUSICAL INSTRUMENTS, INC.      8.750% 04/15/11                                       2,000,000        2,165,000

                                                                                     Amusement & Recreation Total       10,958,125
BUSINESS SERVICES - 0.1%

                                 FEDEX CORP.      7.530% 09/23/06                                       1,064,005        1,155,967

                                                                                          Business Services Total        1,155,967
HEALTH SERVICES - 2.8%

                                   HCA, INC.      6.950% 05/01/12                                       3,000,000        3,262,290
                                                  7.125% 06/01/06                                       5,000,000        5,406,800
                                                  7.875% 02/01/11                                       5,015,000        5,687,812

See notes to investment portfolio.

                                                                                                          PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
  NOTES - (CONTINUED)

SERVICES - (CONTINUED)

HEALTH SERVICES - (CONTINUED)

             PACIFICARE HEALTH SYSTEMS, INC.      10.750% 06/01/09                                      2,275,000        2,673,125

                      TENET HEALTHCARE CORP.      5.375% 11/15/06                                       7,250,000        6,851,250

                                       WYETH      6.450% 02/01/24                                       2,400,000        2,524,320
                                                  6.500% 02/01/34                                       5,000,000        5,295,150

                                                                                            Health Services Total       31,700,747

HOTELS, CAMPS & LODGING - 0.5%

                          HYATT EQUITIES LLC      6.875% 06/15/07 (a)                                   5,000,000        5,441,750

                                                                                    Hotels, Camps & Lodging Total        5,441,750

                                                                                                   SERVICES TOTAL       49,256,589

TRANSPORTATION,
COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 18.8%

AEROSPACE - 1.5%

                                RAYTHEON CO.      8.300% 03/01/10                                       7,000,000        8,540,700

                    SYSTEMS 2001 ASSET TRUST      6.664% 09/15/13 (a)                                   2,405,065        2,701,465
                                                  7.156% 12/15/11 (a)                                   4,359,247        4,857,900

                                                                                                  Aerospace Total       16,100,065

AIR TRANSPORTATION - 3.6%

                                    AIR 2 US      8.027% 10/01/19 (a)                                   5,950,161        5,355,145

                     AMERICAN AIRLINES, INC.      7.024% 10/15/09                                       7,000,000        7,070,000

                  CONTINENTAL AIRLINES, INC.      6.940% 10/15/13                                       1,423,333        1,380,633
                                                  7.461% 04/01/15                                       4,077,780        3,996,224
                                                  7.875% 07/02/18                                       4,250,000        4,207,500

                       DELTA AIR LINES, INC.      7.570% 11/18/10                                       4,250,000        4,207,500
                                                  7.779% 11/18/05                                       3,000,000        2,430,000

                      SOUTHWEST AIRLINES CO.      5.496% 11/01/06                                       7,000,000        7,528,920

                       UNITED AIRLINES, INC.      7.783% 01/01/14 (d)                                   2,843,628        2,559,265
                                                  9.200% 03/22/08  (e)                                  2,399,897        1,055,955

                                                                                         Air Transportation Total       39,791,142
BROADCASTING - 2.2%

                         LIBERTY MEDIA CORP.      2.670% 09/17/06 (c)                                  11,000,000       11,162,470

                                VIACOM, INC.      7.700% 07/30/10                                       6,500,000        7,843,940
                                                  7.750% 06/01/05                                       5,000,000        5,362,950

                                                                                               Broadcasting Total       24,369,360

                                              See notes to investment portfolio.

                                                                                                          PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
  NOTES - (CONTINUED)

TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
  GAS & SANITARY SERVICES - (CONTINUED)

CABLE - 1.3%

                        AT&T BROADBAND CORP.      8.375% 03/15/13                                       7,214,000        8,941,392

                          CSC HOLDINGS, INC.      6.750% 04/15/12 (a)                                     500,000          505,000
                                                  7.875% 02/15/18                                       1,250,000        1,350,000
                                                  8.125% 07/15/09                                       1,500,000        1,623,750

                          ECHOSTAR DBS CORP.      6.375% 10/01/11 (a)                                   1,500,000        1,593,750

                                                                                                      Cable Total       14,013,892

ELECTRIC SERVICES - 7.1%

                               CALPINE CORP.      8.500% 07/15/10 (a)                                   2,500,000        2,268,750

                       EDISON MISSION ENERGY      9.875% 04/15/11                                       1,100,000        1,155,000

                           FIRSTENERGY CORP.      5.500% 11/15/06                                       5,000,000        5,317,300
                                                  6.450% 11/15/11                                       4,500,000        4,923,855

                FPL ENERGY AMERICAN WIND LLC      6.639% 06/20/23 (a)                                   4,670,000        4,991,623

                   KANSAS CITY POWER & LIGHT      6.000% 03/15/07                                      10,000,000       10,875,700

             MIDAMERICAN ENERGY HOLDINGS CO.      3.500% 05/15/08                                       5,310,000        5,329,116
                                                  4.625% 10/01/07                                       5,000,000        5,245,650
                                                  5.875% 10/01/12                                       7,000,000        7,574,910

                     MSW ENERGY HOLDINGS LLC      8.500% 09/01/10                                       2,000,000        2,190,000

                            NEVADA POWER CO.      9.000% 08/15/13 (a)                                   2,000,000        2,265,000

                  NIAGARA MOHAWK POWER CORP.      8.875% 05/15/07                                       5,500,000        6,486,370

                   NORTHERN STATES POWER CO.      8.000% 08/28/12                                       3,750,000        4,707,450

                      OGLETHORPE POWER CORP.      6.974% 06/30/11                                       2,724,000        3,001,004

                  PACIFIC GAS & ELECTRIC CO.      6.050% 03/01/34                                       6,250,000        6,312,938

               SOUTH POINT ENERGY CENTER LLC      8.400% 05/30/12 (a)                                   1,799,780        1,680,545

                             TENASKA ALABAMA      6.125% 03/30/23 (a)                                   3,441,923        3,619,802

                                                                                          Electric Services Total       77,945,013

PIPELINES - 0.4%

                       SOUTHERN NATIONAL GAS      8.875% 03/15/10                                       2,000,000        2,225,000

                    WILLIAMS COMPANIES, INC.      8.125% 03/15/12                                       2,000,000        2,205,000

                                                                                                  Pipelines Total        4,430,000

See notes to investment portfolio.

                                                                                                          PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS &
  NOTES - (CONTINUED)

TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
  GAS & SANITARY SERVICES - (CONTINUED)

RAILROADS - 0.2%

                KANSAS CITY SOUTHERN RAILWAY      7.500% 06/15/09                                       2,000,000        2,055,000

                                                                                                  Railroads Total        2,055,000

SANITARY SERVICES - 0.5%

            ALLIED WASTE NORTH AMERICA, INC.      8.875% 04/01/08                                       5,500,000        6,146,250

                                                                                          Sanitary Services Total        6,146,250

TELECOMMUNICATIONS - 2.0%

                      AMERICA MOVIL SA DE CV      5.500% 03/01/14 (a)                                   3,000,000        2,990,772

                         ROGERS CANTEL, INC.      9.750% 06/01/16                                       2,000,000        2,505,000

                                SPRINT CORP.      6.125% 11/15/08                                       3,800,000        4,190,374
                                                  8.750% 03/15/32                                       1,500,000        1,891,185

                TELEFONOS DE MEXICO SA DE CV      4.500% 11/19/08 (a)                                   6,000,000        6,104,220

                             TPSA FINANCE BV      7.750% 12/10/08 (a)                                   3,000,000        3,363,270

                              WORLDCOM, INC.      8.250% 05/15/31 (e)                                   4,000,000        1,360,000

                                                                                         Telecommunications Total       22,404,821
                                                                                                                    --------------
                                                                                  TRANSPORTATION, COMMUNICATIONS,
                                                                                ELECTRIC, GAS & SANITARY SERVICES
                                                                                                            TOTAL      207,255,543
WHOLESALE TRADE - 0.4%
NON-DURABLE GOODS - 0.4%

                         LILLY DEL MAR, INC.      7.717% 08/01/29 (a)(c)                                4,155,000        4,219,814

                                                                                          Non-Durable Goods Total        4,219,814
                                                                                                                    --------------
                                                                                            WHOLESALE TRADE TOTAL        4,219,814

                                                  CORPORATE FIXED-INCOME
                                                  BONDS & NOTES TOTAL
                                                  (COST OF $677,192,301)                                               704,036,899

GOVERNMENT AGENCIES &
OBLIGATIONS  - 20.3%
FOREIGN GOVERNMENT BOND - 0.7%

                              STATE OF QATAR      9.750% 06/15/30 (a)                                   5,000,000        7,200,000

                                                                                    FOREIGN GOVERNMENT BOND TOTAL        7,200,000
U.S. GOVERNMENT AGENCIES &
OBLIGATIONS - 19.6%

   FEDERAL HOME LOAN MORTGAGE CORPORATION         4.500% 09/01/18                                       9,614,245        9,750,960
                                                  12.000% 07/01/20                                        417,966          475,220
                                                  To Be Announced:
                                                  4.500% 04/20/19 (f)                                  20,000,000       20,250,000
                                                  5.000% 04/15/34 (f)                                  10,000,000       10,046,880
                                                                                                                    --------------
                                                                                                                        40,523,060

                                              See notes to investment portfolio.

                                                                                                          PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCIES &
  OBLIGATIONS - (CONTINUED)

U.S. GOVERNMENT AGENCIES &
  OBLIGATIONS - (CONTINUED)

       FEDERAL NATIONAL MORTGAGE ASSOCIATION      4.500% 07/01/18 - 02/01/19                           60,445,920       61,274,790
                                                  5.000% 07/25/15 - 06/01/18                           57,351,457       59,162,378
                                                  5.500% 12/01/17                                       8,910,153        9,292,332
                                                  6.000% 04/01/09 - 03/01/24                            4,302,681        4,535,656
                                                  6.500% 10/01/28 - 12/01/31                            5,030,097        5,287,726
                                                  9.250% 03/25/18                                         315,839          348,292
                                                                                                                    --------------
                                                                                                                       139,901,174
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION      4.750% 07/20/25 (c)                                     212,790          218,162
                                                  8.000% 01/15/08 - 07/15/08                              508,302          544,618
                                                  9.000% 06/15/16 - 10/15/16                               36,623           40,985
                                                                                                                    --------------
                                                                                                                           803,765

               U.S. TREASURY BONDS AND NOTES      3.375% 11/15/08                                       4,500,000        4,636,760
                                                  4.000% 02/15/14 - 11/15/14                            7,310,000        7,433,409
                                                  4.250% 08/15/13                                       1,650,000        1,709,812
                                                  5.375% 02/15/31                                      17,430,000       18,998,700
                                                  5.750% 08/15/10                                       2,385,000        2,738,278
                                                                                                                    --------------
                                                                                                                        35,516,959

                                                                                       U.S. GOVERNMENT AGENCIES &
                                                                                                OBLIGATIONS TOTAL      216,744,958

                                                  GOVERNMENT AGENCIES &
                                                  OBLIGATIONS TOTAL
                                                  (COST OF $203,519,279)                                               223,944,958

ASSET-BACKED &
NON-AGENCY MORTGAGE-BACKED
SECURITIES - 11.9%

                     AMERICAN MORTGAGE TRUST      8.445% 09/27/22                                          36,106           32,496

                     BANK ONE ISSUANCE TRUST      3.590% 05/17/10                                       5,000,000        5,165,550
                                                  4.160% 01/15/08                                      13,000,000       13,391,690

                   CALIFORNIA INFRASTRUCTURE      6.420% 12/26/09                                      10,000,000       11,150,800

        CAPITAL AUTO RECEIVABLES ASSET TRUST      2.000% 11/15/07                                       5,600,000        5,623,695

     CAPITAL ONE MULTI-ASSET EXECUTION TRUST      3.650% 07/15/11                                      16,000,000       16,457,600

                              CIGNA CBO LTD.      6.460% 11/15/08 (a)                                   4,007,994        4,168,314

         CITIBANK CREDIT CARD ISSUANCE TRUST      2.500% 04/07/08                                      11,290,000       11,417,464
                                                  4.950% 02/09/09                                       5,000,000        5,349,800

                      DIVERSIFIED REIT TRUST      6.780% 03/18/11 (a)(c)                                5,000,000        5,624,562

                   FIRST UNION NATIONAL BANK      5.585% 02/12/34                                       5,785,781        6,285,824
                                                  6.141% 02/12/34                                       8,000,000        9,045,892

                GS MORTGAGE SECURITIES CORP.      7.750% 09/19/27 (a)                                   2,217,113        2,414,788

            LB-UBS COMMERCIAL MORTGAGE TRUST      6.510% 12/15/26                                       5,000,000        5,749,478

See notes to investment portfolio.

                                                                                                          PAR ($)        VALUE ($)
----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED & NON-AGENCY
  MORTGAGE-BACKED SECURITIES - (CONTINUED)

               MBNA MASTER CREDIT CARD TRUST      7.350% 07/16/07                                      10,000,000       10,496,800

      MERRILL LYNCH MORTGAGE INVESTORS, INC.      7.123% 12/26/25 (c)                                     480,317          487,857

               NOMURA ASSET SECURITIES CORP.      7.120% 04/13/39                                       6,255,000        6,810,747

           STRUCTURED ASSET SECURITIES CORP.      1.934% 02/25/28 (c)(g)                                9,362,491          738,971

     WACHOVIA BANK COMMERCIAL MORTGAGE TRUST      3.989% 06/15/35                                      11,930,000       11,691,877

                                                  ASSET-BACKED &
                                                  NON-AGENCY MORTGAGE-BACKED
                                                  SECURITIES TOTAL
                                                  (COST OF $128,572,292)                                               132,104,205

SHORT-TERM OBLIGATION - 5.7%

                                                  Repurchase agreement with
                                                    State Street Bank &
                                                    Trust Co., dated
                                                    03/31/04, due 04/01/04
                                                    at 0.960%,
                                                    collateralized by a
                                                    U.S. Treasury Bill
                                                    maturing 08/19/04,
                                                    market value $63,919,400
                                                    (repurchase proceeds
                                                    $62,663,671) (cost of
                                                    $62,662,000)                                       62,662,000       62,662,000

                                                  TOTAL INVESTMENTS - 101.7%
                                                  (COST OF
                                                  $1,071,945,872) (h)                                                1,122,748,062

                                                  OTHER ASSETS &
                                                  LIABILITIES, NET - (1.7)%                                            (18,848,785)

                                                  NET ASSETS - 100.0%                                                1,103,899,277

    NOTES TO INVESTMENT PORTFOLIO:

(a) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the value of these securities amounted to $191,206,424, which represents 17.3% of net assets.

(b) This security, or a portion thereof with a market value of $2,026,153, is being used to collateralize open futures contracts.

(c) Interest rates on variable rate securities change periodically. The rate listed is as of March 31, 2004.

(d) As of March 31, 2004, the Fund held a security of this issuer that has filed for bankruptcy protection under Chapter 11, representing 0.2% of net assets. This issuer is in default of certain debt covenants, however, income is being fully accrued.

(e) As of March 31, 2004, the Fund held securities of these issuers that have filed for bankruptcy protection under Chapter 11, representing 0.2% of net assets. These issuers are in default of certain debt covenants. Income is not being accrued.

(f) This security has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.

(g) Accrued interest accumulates in the value of this security and is payable at redemption.

(h) Cost for federal income tax purposes is $1,076,618,223.

Short futures contracts open at March 31, 2004:

                                                  PAR VALUE                      UNREALIZED
                                                 COVERED BY      EXPIRATION     DEPRECIATION
TYPE                                              CONTRACTS         DATE         AT 03/31/04
---------------------------------------------------------------------------------------------
5 Year U.S. Treasury Note                       $  21,000,000     Jun-2004      $    (271,858)
10 Year U.S. Treasury Note                         13,200,000     Jun-2004           (277,101)
30 Year U.S. Treasury Bond                         26,500,000     Jun-2004           (454,848)
                                                                                -------------
                                                                                $  (1,003,807)
                                                                                -------------

                                              See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2004                                   COLUMBIA INTERMEDIATE BOND FUND

                                                                                                            ($)
---------------------------------------------------------------------------------------------------------------
                   ASSETS       Investments, at cost                                              1,071,945,872
                                                                                               ----------------
                                Investments, at value                                             1,122,748,062
                                Cash                                                                        420
                                Receivable for:
                                  Investments sold                                                    7,124,240
                                  Fund shares sold                                                    5,251,372
                                  Interest                                                           11,474,274
                                Deferred Trustees' compensation plan                                      9,973
                                                                                               ----------------
                                                                                Total Assets      1,146,608,341

              LIABILITIES       Payable for:
                                  Investments purchased                                               9,339,314
                                  Investments purchased on a delayed delivery basis                  30,342,578
                                  Fund shares repurchased                                             1,089,496
                                  Futures variation margin                                              338,469
                                  Distributions                                                         572,111
                                  Investment advisory fee                                               321,238
                                  Administration fee                                                    138,449
                                  Transfer agent fee                                                    268,613
                                  Pricing and bookkeeping fees                                           23,133
                                  Trustees' fees                                                          1,353
                                  Custody fee                                                             5,641
                                  Distribution and service fees                                         186,862
                                Deferred Trustees' fees                                                   9,973
                                Other liabilities                                                        71,834
                                                                                               ----------------
                                                                           Total Liabilities         42,709,064

                                                                                  NET ASSETS      1,103,899,277

COMPOSITION OF NET ASSETS       Paid-in capital                                                   1,066,007,304
                                Overdistributed net investment income                                (2,995,178)
                                Accumulated net realized loss                                        (8,911,232)
                                Net unrealized appreciation (depreciation) on:
                                  Investments                                                        50,802,190
                                  Futures contracts                                                  (1,003,807)
                                                                                               ----------------
                                                                                  NET ASSETS      1,103,899,277

                  CLASS A       Net assets                                                          146,709,008
                                Shares outstanding                                                   15,822,855
                                Net asset value per share                                                  9.27(a)
                                Maximum offering price per share ($9.27/0.9525)                            9.73(b)

                  CLASS B       Net assets                                                          104,704,231
                                Shares outstanding                                                   11,292,549
                                Net asset value and offering price per share                               9.27(a)

                  CLASS C       Net assets                                                           59,009,011
                                Shares outstanding                                                    6,364,253
                                Net asset value and offering price per share                               9.27(a)

                  CLASS Z       Net assets                                                          793,477,027
                                Shares outstanding                                                   85,578,000
                                Net asset value, offering and redemption price per share                   9.27

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

STATEMENTS OF OPERATIONS

MARCH 31, 2004                                   COLUMBIA INTERMEDIATE BOND FUND

                                                                                                 PERIOD ENDED          YEAR ENDED
                                                                                        MARCH 31, 2004(a) ($)   JUNE 30, 2003 ($)
---------------------------------------------------------------------------------------------------------------------------------
                         INVESTMENT INCOME       Interest                                          39,971,333          55,777,640

                                  EXPENSES       Expenses allocated from Portfolio                         --             619,612
                                                 Investment advisory fee                            2,625,831           2,515,761
                                                 Administration fee                                 1,127,243           1,331,433
                                                 Distribution fee:
                                                   Class A                                             87,140              64,939
                                                   Class B                                            583,250             561,827
                                                   Class C                                            308,118             246,000
                                                 Service fee:
                                                   Class A                                            217,359             161,861
                                                   Class B                                            194,417             187,275
                                                   Class C                                            102,614              81,617
                                                 Transfer agent fee                                 1,307,940           1,997,159
                                                 Pricing and bookkeeping fees                         200,918             331,790
                                                 Trustees' fees                                        21,481              25,889
                                                 Custody fee                                           42,810              28,890
                                                 Other expenses                                       230,828             268,316
                                                 Non-recurring costs (See Note 7)                       7,471                  --
                                                 Costs assumed by Investment Advisor (See Note 7)      (7,471)                 --
                                                                                                   ------------------------------
                                                   Total Operating Expenses                         7,049,949           8,422,369
                                                 Fees waived by Distributor:
                                                   Class A                                            (87,140)            (64,939)
                                                   Class C                                            (61,845)            (50,123)
                                                 Custody earnings credit                                 (205)             (2,583)
                                                                                                   ------------------------------
                                                   Net Operating Expenses                           6,900,759           8,304,724
                                                 Interest expense                                          --               1,830
                                                                                                   ------------------------------
                                                   Net Expenses                                     6,900,759           8,306,554
                                                                                                   ------------------------------
                                                 Net Investment Income                             33,070,574          47,471,086

NET REALIZED AND UNREALIZED GAIN (LOSS) ON       Net realized gain (loss) on:
         INVESTMENTS AND FUTURES CONTRACTS         Investments                                      8,774,489          16,149,207
                                                   Futures contracts                                3,658,435         (17,991,728)
                                                                                                   ------------------------------
                                                     Net realized gain (loss)                      12,432,924          (1,842,521)
                                                 Net change in unrealized
                                                   appreciation/depreciation on:
                                                   Investments                                      3,777,125          47,404,056
                                                   Futures contracts                               (2,825,587)          2,989,426
                                                                                                   ------------------------------
                                                     Net change in unrealized
                                                       appreciation/depreciation                      951,538          50,393,482
                                                                                                   ------------------------------
                                                 Net Gain                                          13,384,462          48,550,961
                                                                                                   ------------------------------
                                                 Net Increase in Net Assets from Operations        46,455,036          96,022,047

(a) The Fund changed its fiscal year end from June 30 to March 31.

                                              See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

MARCH 31, 2004                                   COLUMBIA INTERMEDIATE BOND FUND

                                                                                    PERIOD ENDED      YEAR ENDED      YEAR ENDED
                                                                                       MARCH 31,        JUNE 30,        JUNE 30,
INCREASE (DECREASE) IN NET ASSETS:                                               2004 (a)(b) ($)    2003 (c) ($)    2002 (d) ($)
--------------------------------------------------------------------------------------------------------------------------------
                            OPERATIONS    Net investment income                       33,070,574      47,471,086      40,582,815
                                          Net realized gain (loss) on
                                            investments and futures contracts         12,432,924      (1,842,521)     (3,112,703)
                                          Net change in unrealized
                                            appreciation/depreciation on
                                            investments and futures contracts            951,538      50,393,482      (6,652,968)
                                                                                   ---------------------------------------------
                                              Net Increase from Operations            46,455,036      96,022,047      30,817,144

DISTRIBUTIONS DECLARED TO SHAREHOLDERS    From net investment income:
                                            Class A                                   (4,074,020)     (3,487,025)       (980,531)
                                            Class B                                   (3,054,628)     (3,467,410)       (221,915)
                                            Class C                                   (1,672,747)     (1,549,430)        (79,287)
                                            Class Z                                  (26,871,410)    (40,839,542)    (40,976,904)
                                          Return of capital:
                                            Class A                                           --              --          (4,063)
                                            Class B                                           --              --            (919)
                                            Class C                                           --              --            (329)
                                            Class Z                                           --              --        (169,791)
                                                                                   ---------------------------------------------
                                              Total Distributions
                                                Declared to Shareholders             (35,672,805)    (49,343,407)    (42,433,739)

                    SHARE TRANSACTIONS    Class A:
                                            Subscriptions                             82,402,961      93,406,890      26,788,516
                                            Distributions reinvested                   3,517,373       2,883,981         925,567
                                            Redemptions                              (33,954,472)    (40,046,836)     (7,089,601)
                                                                                   ---------------------------------------------
                                              Net Increase                            51,965,862      56,244,035      20,624,482
                                          Class B:
                                            Subscriptions                             18,062,576      83,003,613      29,577,438
                                            Distributions reinvested                   2,126,834       2,442,195         157,274
                                            Redemptions                              (20,373,050)    (15,335,796)       (668,496)
                                                                                   ---------------------------------------------
                                              Net Increase (Decrease)                   (183,640)     70,110,012      29,066,216
                                          Class C:
                                            Subscriptions                             20,227,688      48,689,817      12,356,180
                                            Distributions reinvested                   1,011,442         974,767          59,464
                                            Redemptions                              (14,503,875)    (11,862,809)       (636,168)
                                                                                   ---------------------------------------------
                                              Net Increase                             6,735,255      37,801,775      11,779,476
                                          Class Z:
                                            Subscriptions                            234,474,636     269,095,613     486,288,652
                                            Distributions reinvested                  23,876,353      35,988,674      36,918,397
                                            Redemptions                             (190,223,570)   (351,929,592)   (296,924,898)
                                                                                   ---------------------------------------------
                                              Net Increase (Decrease)                 68,127,419     (46,845,305)    226,282,151
                                          Net Increase from Share Transactions       126,644,896     117,310,517     287,752,325
                                                                                   ---------------------------------------------
                                              Total Increase in Net Assets           137,427,127     163,989,157     276,135,730

                            NET ASSETS    Beginning of period                        966,472,150     802,482,993     526,347,263
                                          End of period                            1,103,899,277     966,472,150     802,482,993
                                          Overdistributed net investment income
                                            at end of period                          (2,995,178)     (2,007,917)     (1,514,400)

See notes to financial statements.

                                                                                    PERIOD ENDED      YEAR ENDED      YEAR ENDED
                                                                                       MARCH 31,        JUNE 30,        JUNE 30,
                                                                                     2004 (a)(b)        2003 (c)        2002 (d)
--------------------------------------------------------------------------------------------------------------------------------
                     CHANGES IN SHARES    Class A:
                                            Subscriptions                            9,023,912        10,637,329       3,030,795
                                            Issued for distributions reinvested        385,364           325,300         104,218
                                            Redemptions                             (3,713,540)       (4,558,154)       (800,927)
                                                                                   ---------------------------------------------
                                              Net Increase                           5,695,736         6,404,475       2,334,086
                                          Class B:
                                            Subscriptions                            1,985,472         9,478,046       3,352,832
                                            Issued for distributions reinvested        233,459           275,656          17,903
                                            Redemptions                             (2,239,392)       (1,735,505)        (75,922)
                                                                                   ---------------------------------------------
                                              Net Increase (Decrease)                  (20,461)        8,018,197       3,294,813
                                          Class C:
                                            Subscriptions                            2,219,854         5,533,514       1,400,267
                                            Issued for distributions reinvested        110,951           109,962           6,772
                                            Redemptions                             (1,594,157)       (1,350,773)        (72,137)
                                                                                   ---------------------------------------------
                                              Net Increase                             736,648         4,292,703       1,334,902
                                          Class Z:
                                            Subscriptions                           25,666,393        30,633,958      54,642,619
                                            Issued for distributions reinvested      2,620,156         4,081,323       4,156,784
                                            Redemptions                            (20,891,749)      (40,109,913)    (33,398,899)
                                                                                   ---------------------------------------------
                                              Net Increase (Decrease)                7,394,800        (5,394,632)     25,400,504

(a) On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.

(b) The Fund changed its fiscal year end from June 30 to March 31.

(c) Effective July 29, 2002, Stein Roe Intermediate Bond Fund Class S shares were redesignated Liberty Intermediate Bond Fund Class Z shares.

(d) Class B and Class C shares were initially offered on February 1, 2002, at which time Stein Roe Intermediate Bond Fund was renamed Liberty Intermediate Bond Fund with Class S shares renamed as Stein Roe Intermediate Bond Fund, Class S.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2004                                   COLUMBIA INTERMEDIATE BOND FUND

NOTE 1. ORGANIZATION

Columbia Intermediate Bond Fund (the "Fund"), a series of Columbia Funds Trust VIII (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks total return by investing for a high level of current income and opportunities for capital appreciation.

FUND SHARES

The Fund may issue an unlimited number of shares, and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund. Also on this date, the Liberty-Stein Roe Funds Income Trust was renamed Columbia Funds Trust VIII.

The fiscal year end of the Fund was changed from June 30 to March 31. Accordingly, the Fund's 2004 fiscal year ended on March 31, 2004.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

DELAYED DELIVERY SECURITIES

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended March 31, 2004, permanent differences resulting primarily from differing treatments for amortization/accretion adjustments and paydown reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

   OVERDISTRIBUTED    ACCUMULATED
   NET INVESTMENT    NET REALIZED      PAID-IN
       INCOME            LOSS          CAPITAL
-------------------------------------------------
   $     1,614,970   $  (1,606,484)   $  (8,486)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the period ended March 31, 2004, and the years ended June 30, 2003 and June 30, 2002 was as follows:

                                     MARCH 31,        JUNE 30,        JUNE 30,
                                          2004            2003            2002
------------------------------------------------------------------------------
Distributions paid from:

   Ordinary income*              $  35,672,805   $  49,343,407   $  42,258,637

   Tax return of capital                    --              --         175,102

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED   UNDISTRIBUTED
     ORDINARY        LONG-TERM     NET UNREALIZED
      INCOME       CAPITAL GAINS    APPRECIATION*
----------------------------------------------------
   $   2,520,415   $   1,148,237   $   46,129,839

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities and deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2004, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation                        $  55,604,328
   Unrealized depreciation                           (9,474,489)
                                                  -------------
     Net unrealized appreciation                  $  46,129,839

Capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. As of March 31, 2004, the Fund had no capital loss carryforwards.

Capital loss carryforwards of $7,778,990 were utilized and/or expired during the period ended March 31, 2004 for the Fund. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2004, post-October capital losses of $1,727,579 attributed to security transactions were deferred to April 1, 2004.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston was acquired by Bank of America Corporation ("BOA"). Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

      AVERAGE DAILY NET ASSETS   ANNUAL FEE RATE
      ------------------------------------------
          First $1 billion            0.35%

          Over $1 billion             0.30%

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee at the annual rate of 0.35% of the Fund's average daily net assets.

Prior to September 13, 2002, the management fee was paid by the SR&F Intermediate Bond Portfolio (the "Portfolio") at the same rate.

For the period ended March 31, 2004 and the year ended June 30, 2003, the Fund's annualized effective investment advisory fee rates were 0.35% and 0.35%, respectively.

ADMINISTRATION FEE

Columbia provides accounting and other services to the Fund for a monthly administration fee at the annual rate of 0.15% of the Fund's average daily net assets.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the period ended March 31, 2004 and the year ended June 30, 2003, the Fund's annualized effective pricing and bookkeeping fee rates were 0.027% and 0.037%, respectively.

Prior to September 13, 2002, Columbia received from the Fund an annual flat fee of $5,000.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. The Transfer Agent was also entitled to receive reimbursement for certain out-of-pocket expenses.

For the period ended March 31, 2004 and the year ended June 30, 2003, the Fund's annualized effective transfer agent fee rates, inclusive of out-of-pocket fees, were 0.17% and 0.22%, respectively.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), formerly Liberty Funds Distributor, Inc., an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. For the period ended March 31, 2004 and the year ended June 30, 2003, the Distributor has retained net underwriting discounts on sales of the Fund's Class A shares of $60,584 and $16,209, respectively. For the period ended March 31, 2004, the Distributor has received CDSC fees of $272,194 and $18,373 on Class B and Class C share redemptions, respectively. For the year ended June 30, 2003, the Distributor has received CDSC fees of $1,635, $226,760 and $19,450 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively. The Distributor has voluntarily agreed to waive the Class A share distribution fee and a portion of the Class C share distribution fee so that it will not exceed 0.60% annually of Class C average daily net assets.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

PURCHASES AND SALES OF SECURITIES

For the period ended March 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $1,044,443,729 and $924,449,382, respectively, of which $484,096,815 and $419,001,140, respectively, were U.S. Government securities.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. Prior to April 26, 2003, the Fund participated in a separate credit agreement with similar terms to its existing agreement. For the period ended March 31, 2004, the Fund did not borrow under this arrangement. For the year ended June 30, 2003, the average daily loan balance outstanding on days where borrowings existed was $2,224,399 at a dollar weighted average interest rate of 2.28%.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

For the period ended March 31, 2004, Columbia has assumed $7,471 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. SUBSEQUENT EVENT

On April 1, 2004, FleetBoston, including the Fund's investment advisor and distributor, was acquired by BOA. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

NOTE 9. BUSINESS COMBINATIONS AND MERGERS

CHANGE IN FUND STRUCTURE

Effective July 29, 2002, Stein Roe Intermediate Bond Fund's Class S shares were redesignated Liberty Intermediate Bond Fund (currently known as Columbia Intermediate Bond Fund) Class Z shares.

Prior to September 13, 2002, the Fund invested substantially all of its assets in the Portfolio as part of a master/feeder structure. As of the close of business on September 12, 2002, the Portfolio distributed all of its net assets to the Fund in exchange for the Fund's interest in the Portfolio in complete liquidation of the Portfolio. The Portfolio allocated income, expenses, realized and unrealized gains (losses) to its investors on a daily basis, based on methods approved by the Internal Revenue Service.

FINANCIAL HIGHLIGHTS

                                                 COLUMBIA INTERMEDIATE BOND FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                         PERIOD                                                   PERIOD
                                                          ENDED                                                    ENDED
                                                      MARCH 31,                YEAR ENDED JUNE 30,              JUNE 30,
CLASS A SHARES                                       2004(a)(b)              2003(c)           2002(c)        2001(c)(d)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     9.18           $     8.73        $     8.84        $     8.46

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (e)                                  0.30                 0.45              0.53(f)           0.56
Net realized and unrealized gain (loss)
on investments and futures contracts                       0.11                 0.48             (0.08)(f)          0.36
                                                     ----------           ----------        ----------        ----------
Total from Investment Operations                           0.41                 0.93              0.45              0.92

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.32)               (0.48)            (0.56)            (0.54)
Return of capital                                            --                   --                --(g)             --
                                                     ----------           ----------        ----------        ----------
Total Distributions Declared
to Shareholders                                           (0.32)               (0.48)            (0.56)            (0.54)

NET ASSET VALUE, END OF PERIOD                       $     9.27           $     9.18        $     8.73        $     8.84
Total return (h)                                           4.59%(i)(j)         11.03%(i)          5.10%(i)         11.19%(j)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (k)                                     0.99%(l)             1.05%             1.04%             0.96%(l)
Interest expense                                             --                   --%(m)            --                --
Expenses (k)                                               0.99%(l)             1.05%             1.04%             0.96%(l)
Net investment income (k)                                  4.31%(l)             5.13%             5.94%(f)          6.90%(l)
Waiver/reimbursement                                       0.10%(l)             0.10%             0.10%               --
Portfolio turnover                                           96%(j)              114%              179%(n)           254%(n)
Net assets, end of period (000's)                    $  146,709           $   92,993        $   32,493        $   12,279

(a) On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.
(b)  The Fund changed its fiscal year end from June 30 to March 31.
(c) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.
(d) Class A shares were initially offered on July 31, 2000. Per share data and total return reflect activity from that date.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Effective July 1, 2001, the SR&F Intermediate Bond Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.10% to 5.94%. Per share data and ratios for the period prior to June 30, 2002 have not been restated to reflect this change in presentation.
(g)  Rounds to less than $0.01 per share.
(h) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(i) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(j)  Not annualized.
(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(l)  Annualized.
(m)  Rounds to less than 0.01%.
(n)  Portfolio turnover disclosed is for the SR&F Intermediate Bond
     Portfolio.

                                                         PERIOD             YEAR        PERIOD
                                                          ENDED            ENDED         ENDED
                                                      MARCH 31,         JUNE 30,      JUNE 30,
CLASS B SHARES                                       2004(a)(b)          2003(c)    2002(c)(d)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     9.18       $     8.73    $     8.89

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (e)                                  0.25             0.39          0.18(f)
Net realized and unrealized gain (loss) on
investments and futures contracts                          0.11             0.47         (0.13)(f)
                                                     ----------       ----------    ----------
Total from Investment Operations                           0.36             0.86          0.05

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.27)           (0.41)        (0.21)
Return of capital                                            --               --            --(g)
                                                     ----------       ----------    ----------
Total Distributions Declared
to Shareholders                                           (0.27)           (0.41)        (0.21)

NET ASSET VALUE, END OF PERIOD                       $     9.27       $     9.18    $     8.73
Total return (h)                                           4.00%(i)        10.21%         0.51%(i)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (j)                                     1.74%(k)         1.80%         1.83%(k)
Interest expense                                             --               --%(l)        --
Expenses (j)                                               1.74%(k)         1.80%         1.83%(k)
Net investment income (j)                                  3.58%(k)         4.38%         5.04%(f)(k)
Portfolio turnover                                           96%(i)          114%          179%(m)
Net assets, end of period (000's)                    $  104,704       $  103,880    $   28,758

(a) On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.
(b)  The Fund changed its fiscal year end from June 30 to March 31.
(c) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.
(d) Class B shares were initially offered on February 1, 2002. Per share data and total return reflect activity from that date.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Effective July 1, 2001, the SR&F Intermediate Bond Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.19% to 5.04%.
(g)  Rounds to less than $0.01 per share.
(h) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(i)  Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.
(l)  Rounds to less than 0.01%.
(m)  Portfolio turnover disclosed is for the SR&F Intermediate Bond
     Portfolio.

                                                         PERIOD             YEAR        PERIOD
                                                          ENDED            ENDED         ENDED
                                                      MARCH 31,         JUNE 30,      JUNE 30,
CLASS C SHARES                                       2004(a)(b)          2003(c)    2002(c)(d)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     9.18       $     8.73    $     8.89

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (e)                                  0.26             0.40          0.19(f)
Net realized and unrealized gain (loss)
on investments and futures contracts                       0.11             0.48         (0.14)(f)
                                                     ----------       ----------    ----------
Total from Investment Operations                           0.37             0.88          0.05

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.28)           (0.43)        (0.21)
Return of capital                                            --               --            --(g)
                                                     ----------       ----------    ----------
Total Distributions Declared
to Shareholders                                           (0.28)           (0.43)        (0.21)

NET ASSET VALUE, END OF PERIOD                       $     9.27       $     9.18    $     8.73
Total return (h) (i)                                       4.12%(j)        10.37%         0.58%(j)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (k)                                     1.59%(l)         1.65%         1.68%(l)
Interest expense                                             --               --%(m)        --
Expenses (k)                                               1.59%(l)         1.65%         1.68%(l)
Net investment income (k)                                  3.72%(l)         4.50%         5.19%(f)(l)
Waiver/reimbursement                                       0.15%(l)         0.15%         0.15%(l)
Portfolio turnover                                           96%(j)          114%          179%(n)
Net assets, end of period (000's)                    $   59,009       $   51,676    $   11,651

(a) On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.
(b)  The Fund changed its fiscal year end from June 30 to March 31.
(c) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.
(d) Class C shares were initially offered on February 1, 2002. Per share data and total return reflect activity from that date.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Effective July 1, 2001, the SR&F Intermediate Bond Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.34% to 5.19%.
(g)  Rounds to less than $0.01 per share.
(h) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(i) Had the Distributor not reimbursed a portion of expenses, total return would have been reduced.
(j)  Not annualized.
(k) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(l)  Annualized.
(m)  Rounds to less than 0.01%.
(n)  Portfolio turnover disclosed is for the SR&F Intermediate Bond
     Portfolio.

                                                        PERIOD
                                                         ENDED
                                                      MARCH 31,         YEAR ENDED JUNE 30,
CLASS Z SHARES                                       2004(a)(b)       2003(c)(d)       2002(c)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     9.18       $     8.73    $     8.84

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (e)                                  0.31             0.49          0.55(f)
Net realized and unrealized
gain (loss) on investments and
futures contracts                                          0.12             0.46         (0.08)(f)
                                                     ----------       ----------    ----------
Total from Investment
Operations                                                 0.43             0.95          0.47

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.34)           (0.50)        (0.58)
Return of capital                                            --               --            --(g)
                                                     ----------       ----------    ----------
Total Distributions Declared
to Shareholders                                           (0.34)           (0.50)        (0.58)

NET ASSET VALUE, END OF PERIOD                       $     9.27       $     9.18    $     8.73
Total return (h)                                           4.78%(i)        11.30%         5.36%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (j)                                     0.74%(k)         0.80%         0.79%
Interest expense                                             --               --%(l)        --
Expenses (j)                                               0.74%(k)         0.80%         0.79%
Net investment income (j)                                  4.58%(k)         5.51%         6.22%(f)
Portfolio turnover                                           96%(i)          114%          179%(m)
Net assets, end of period (000's)                    $  793,477       $  717,923    $  729,580


                                                                 YEAR ENDED JUNE 30,
CLASS Z SHARES                                          2001(c)          2000(c)          1999(c)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     8.41       $     8.63       $     8.97

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (e)                                  0.62             0.60             0.56
Net realized and unrealized
gain (loss) on investments and
futures contracts                                          0.43            (0.22)           (0.33)
                                                     ----------       ----------       ----------
Total from Investment
Operations                                                 1.05             0.38             0.23

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.62)           (0.60)           (0.57)
Return of capital                                            --               --               --
                                                     ----------       ----------       ----------
Total Distributions Declared
to Shareholders                                           (0.62)           (0.60)           (0.57)

NET ASSET VALUE, END OF PERIOD                       $     8.84       $     8.41       $     8.63
Total return (h)                                          12.86%            4.62%            2.60%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (j)                                     0.72%            0.72%            0.72%
Interest expense                                             --               --               --
Expenses (j)                                               0.72%            0.72%            0.72%
Net investment income (j)                                  7.14%            7.16%            6.31%
Portfolio turnover                                          254%(m)          356%(m)          253%(m)
Net assets, end of period (000's)                    $  514,068       $  406,216       $  431,123

(a) On October 13, 2003, the Liberty Intermediate Bond Fund was renamed Columbia Intermediate Bond Fund.
(b)  The Fund changed its fiscal year end from June 30 to March 31.
(c) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the portfolio liquidation.
(d) Effective July 29, 2002, the Stein Roe Intermediate Bond Fund's Class S shares were redesignated Liberty Intermediate Bond Fund Class Z shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Effective July 1, 2001, the SR&F Intermediate Bond Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 6.38% to 6.22%. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.
(g)  Rounds to less than $0.01 per share.
(h)  Total return at net asset value assuming all distributions reinvested.
(i)  Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)  Annualized.
(l)  Rounds to less than 0.01%.
(m)  Portfolio turnover disclosed is for the SR&F Intermediate Bond Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                                 COLUMBIA INTERMEDIATE BOND FUND

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST VIII AND THE SHAREHOLDERS OF COLUMBIA INTERMEDIATE BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Intermediate Bond Fund (the "Fund") (a series of Columbia Funds Trust VIII) at March 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the nine month period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of June 30, 2003 and for the five years in the period then ended were audited by other independent accountants whose report dated August 19, 2003 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
Boston, Massachusetts
May 19, 2004

UNAUDITED INFORMATION

                                                 COLUMBIA INTERMEDIATE BOND FUND

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended March 31, 2004, the Fund designates long-term capital gains of $1,148,237.

CHANGE IN INDEPENDENT AUDITORS

On March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the Fund's independent auditors. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004, PricewaterhouseCoopers LLP was appointed as the independent auditors of the Fund for the fiscal year ended March 31, 2004.

TRUSTEES

                                                 COLUMBIA INTERMEDIATE BOND FUND

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 118 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)      COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 48)                        Executive Vice President-Strategy of United Airlines (airline) since
P.O.Box 66100                                     December 2002 (formerly President of UAL Loyalty Services (airline) from
Chicago, IL 60666                                 September 2001 to December 2002; Executive Vice President and Chief Financial
Trustee (since 1996)                              Officer of United Airlines from July 1999 to September 2001; Senior Vice
                                                  President-Finance from March1993 to July 1999). Oversees 118, Orbitz (online travel company)

JANET LANGFORD KELLY (age 46)                     Private Investor since March 2004 (formerly Chief Administrative Officer and
9534 W.Gull Lake Drive                            Senior Vice President, Kmart Holding Corporation (consumer goods) from
Richland,MI 49083-8530                            September 2003 to March 2004; Executive Vice President-Corporate Development
Trusttee (since 1996)                             and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003; Senior Vice
                                                  President, Secretary and General Counsel, Sara Lee Corporation
                                                  (branded, packaged, consumer-products manufacturer) from January 1995 to
                                                  September 1999). Oversees 118, None

RICHARD W. LOWRY (age 68)                         Private Investor since August 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                            Officer, U.S. plywood Corporation (building products manufacturer). Oversees
Vero Beach, FL 32963                              120(3), None
Trustee (since 1995)

CHARLES R. NELSON (age 61)                        Professor of Economics, University of Washington, since January 1976; Ford and
Department of Economics                           Louisa Van Voorhis Professor of Political Economy, University of
University of Washington                          Washington, since September 1993; (formerly Director, Institute for Economic
Seattle, WA 98195                                 Research, University of Washington from September 2001 to June 2003) Adjunct
Trustee (since 1981)                              Professor of Statistics, University of Washington, since
                                                  September 1980; Associate Editor, Journal of Money Credit and Banking, since
                                                  September 1993; consultant on econometric and statistical matters. Oversees
                                                  118, None

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)      COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

JOHN J. NEUHAUSER (age 61)                        Academic Vice President and Dean of Faculties since August 1999, Boston
84 College Road                                   College (formerly Dean, Boston College School of Management from
Chestnut Hill, MA 02467-3838                      September 1977 to September 1999). Oversees 121(3),(4), Saucony, Inc. (athletic
Trustee (since 1985)                              footwear)

PATRICK J. SIMPSON (age 59)                       Partner, Perkins Coie L.L.P. (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

THOMAS E. STITZEL (age 68)                        Business Consultant since 1999 (formerly Professor of Finance from 1975 to
2208 Tawny Woods Place                            1999, College of Business, Boise State University); Chartered Financial
Boise, ID 83706                                   Analyst. Oversees 118, None
Trustee (since 1998)

THOMAS C. THEOBALD (age 67)                       Managing Director, William Blair Capital Partners (private equity investing)
227 West Monroe Street,                           since September 1994. Oversees 118, Anixter International (network support
Suite 3500                                        equipment distributor), Jones Lang LaSalle (real estate management
Chicago, IL 60606                                 services), MONY Group (life insurance) and Ventas, Inc (real estate
Trustee and Chairman of the Board(5)              investment trust)
(since 1996)

ANNE-LEE VERVILLE (age 58)                        Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                            Corporation (computer and technology) from 1994 to 1997). Oversees
Hopkinton, NH 03229                               119(4), Chairman of the Board of Directors, Enesco
Trustee (since 1998)                              Group, Inc.(designer, importer and distributor of giftware and collectibles)

RICHARD L. WOOLWORTH (age 63)                     Retired since December 2003 (formerly Chairman and Chief Executive
100 S.W.Market Street #1500                       Officer, The Regence Group (regional health insurer); Chairman and Chief
Portland, OR 97207                                Executive Officer, BlueCross BlueShield of Oregon; Certified Public
Trustee (since 1991)                              Accountant, Arthur Young & Company). Oversees 118, Northwest Natural Gas
                                                  Co. (natural gas service provider)

INTERESTED TRUSTEES

WILLIAM E.MAYER(2) (age 64)                       Managing Partner, Park Avenue Equity Partners (private equity) since
399 Park Avenue                                   February 1999 (formerly Founding Partner, Development Capital LLC from
Suite3204                                         November 1996 to February 1999). Oversees 120(3), Lee Enterprises (print
New York, NY 10022                                media), WR Hambrecht + Co. (financial service provider), First Health
Trustee (since 1994)                              (healthcare), Reader's Digest (publishing) and OPENFIELD Solutions
                                                  (retail industry technology provider)

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr.Theobald was appointed as Chairman of the Board effective December 10, 2003.

OFFICERS

                                                 COLUMBIA INTERMEDIATE BOND FUND

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA
FUNDS, YEAR FIRST ELECTED OR APPOINTED TO OFFICE   PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS
VICKI L. BENJAMIN (age 42)                         Chief Accounting Officer of the Columbia Funds and Liberty All-Star Funds
One Financial Center                               since June 2001 (formerly Controller of the Columbia Funds and of the
Boston, MA 02111                                   Liberty All-Star Funds from May 2002 to May 2004);Controller and Chief
Chief Accounting Officer (since 2001)              Accounting Officer of the Galaxy Funds since September 2002 (formerly Vice
                                                   President, Corporate Audit, State Street Bank and Trust Company from May 1998 to April 2001).

MICHAEL CLARKE (age 34)                            Controller of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                               2004 (formerly Assistant Treasurer from June 2002 to May 2004; Vice
Boston, MA 02111                                   President, Product Strategy& Development of Liberty Funds Group from
Controller (since 2004)                            February 2001 to June 2002; Assistant Treasurer of the Liberty Funds and of
                                                   the Liberty All-Star Funds from August 1999 to February 2001;Audit Manager at
                                                   Deloitte & Touche LLP from May 1997 to August 1999).

J. KEVIN CONNAUGHTON (age 39)                      President of the Columbia Funds since February 27, 2004; Treasurer of the
One Financial Center                               Columbia Funds and of the Liberty All-Star Funds since December 2000; Vice
Boston, MA 02111                                   President of the Advisor since April 2003 (formerly Chief Accounting Officer
Treasurer (since 2000) and                         and Controller of the Liberty Funds and Liberty All-Star Funds from
President (since 2004)                             February 1998 to October 2000);Treasurer of the Galaxy Funds since
                                                   September 2002; Treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC
                                                   since December 2002 (formerly Vice President of Colonial from February 1998 to October 2000).

DAVID A. ROZENSON (age 49)                         Secretary of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                               December 2003; Senior Counsel, FleetBoston Financial Corporation since
Boston, MA 02111                                   January 1996; Associate General Counsel, Columbia Management Group since
Secretary (since 2003)                             November 2002.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                 COLUMBIA INTERMEDIATE BOND FUND

TRANSFER AGENT
Columbia Funds Services, Inc.
P.O.Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Intermediate Bond Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

COLUMBIA FUNDS

                                                 COLUMBIA INTERMEDIATE BOND FUND

           LARGE GROWTH     Columbia Common Stock
                            Columbia Growth
                            Columbia Growth Stock
                            Columbia Large Cap Growth
                            Columbia Tax-Managed Growth
                            Columbia Tax-Managed Growth II
                            Columbia Young Investor

            LARGE VALUE     Columbia Disciplined Value
                            Columbia Growth & Income
                            Columbia Large Cap Core
                            Columbia Tax-Managed Value

          MIDCAP GROWTH     Columbia Acorn Select
                            Columbia Mid Cap Growth
                            Columbia Tax-managed Aggressive Growth

           MIDCAP VALUE     Columbia Dividend Income
                            Columbia Mid Cap
                            Columbia Strategic Investor

           SMALL GROWTH     Columbia Acorn
                            Columbia Acorn USA
                            Columbia Small Company Equity

            SMALL VALUE     Columbia Small Cap
                            Columbia Small-Cap Value

               BALANCED     Columbia Asset Allocation
                            Columbia Balanced
                            Columbia Liberty Fund

              SPECIALTY     Columbia Real Estate Equity
                            Columbia Technology
                            Columbia Utilities

   TAXABLE FIXED-INCOME     Columbia Contrarian Income
                            Columbia Corporate Bond
                            Columbia Federal Securities
                            Columbia Fixed Income Securities
                            Columbia High Yield
                            Columbia High Yield Opportunities
                            Columbia Income
                            Columbia Intermediate Bond
                            Columbia Intermediate Government Income
                            Columbia Quality Plus Bond
                            Columbia Short Term Bond
                            Columbia Strategic Income

          FLOATING RATE     Columbia Floating Rate
                            Columbia Floating Rate Advantage

             TAX EXEMPT     Columbia High Yield Municipal
                            Columbia Intermediate Tax-Exempt Bond
                            Columbia Managed Municipals
                            Columbia National Municipal Bond
                            Columbia Tax-Exempt
                            Columbia Tax-Exempt Insured

SINGLE STATE TAX EXEMPT     Columbia California Tax-Exempt
                            Columbia Connecticut Intermediate Municipal Bond
                            Columbia Connecticut Tax-Exempt
                            Columbia Florida Intermediate Municipal Bond
                            Columbia Massachusetts Intermediate Municipal Bond
                            Columbia Massachusetts Tax-Exempt
                            Columbia New Jersey Intermediate Municipal Bond
                            Columbia New York Intermediate Municipal Bond
                            Columbia New York Tax-Exempt
                            Columbia Oregon Municipal Bond
                            Columbia Pennsylvania Intermediate Municipal Bond
                            Columbia Rhode Island Intermediate Municipal Bond

           MONEY MARKET     Columbia Money Market
                            Columbia Municipal Money Market

   INTERNATIONAL/GLOBAL     Columbia Acorn International
                            Columbia Acorn International Select
                            Columbia Europe
                            Columbia Global Equity
                            Columbia International Stock
                            Columbia Newport Asia Pacific
                            Columbia Newport Greater China
                            Columbia Newport Tiger

                  INDEX     Columbia Large Company Index
                            Columbia Small Company Index
                            Columbia U.S. Treasury Index

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A MUTUAL FUND CAREFULLY BEFORE INVESTING. CONTACT US AT 800-345-6611 FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ IT CAREFULLY BEFORE YOU INVEST.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA INTERMEDIATE BOND FUND ANNUAL REPORT, MARCH 31, 2004

                                                                 PRSRT STD
                                                                U.S. POSTAGE
                                                                    PAID
                                                                HOLLISTON, MA
                                                                PERMIT NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611  www.columbiafunds.com

                                                713-02/629R-0304 (05/04) 04/1023

ITEM 2. CODE OF ETHICS.

  (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

  (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

  (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the series of the registrant whose reports to stockholders are included in this annual filing. Effective in 2004, the series included in this filing changed their fiscal year-end to March 31 from June 30. Also, effective March 1, 2004, the series of the registrant engaged new independent accountants. Unless otherwise noted, fees disclosed below represent fees paid or accrued to the current and predecessor principal accountants while each was engaged by the registrant.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2004 and June 30, 2003 are as follows:

                  2004           2003
                  $ 51,700       $ 49,500


Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2004 and June 30, 2003 are as follows:

                              2004          2003
                              $ 8,000       $ 15,500


Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2004 and 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports. In fiscal year 2003, Audit-Related Fees also include certain agreed-upon procedures performed: (1) during the conversion of the registrant's accounting system, and (2) relating to fund mergers.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Audit-Related services that were approved under the "de minimis" exception during the fiscal years ended March 31, 2004 and June 30, 2003 were zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended March 31, 2004 and June 30, 2003, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended March 31, 2004 and June 30, 2003 were zero.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2004 and June 30, 2003 are as follows:

                              2004          2003
                              $ 5,000       $ 6,700

Tax Fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Tax Fees in both fiscal years 2004 and 2003 include the review of annual tax returns, while fiscal year 2003 also includes the review of calculations of required shareholder distributions.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Tax services that were approved under the "de minimis" exception during the fiscal years ended March 31, 2004 and June 30, 2003 were zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended March 31, 2004 and June 30, 2003, there were no Tax Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended March 31, 2004 and June 30, 2003 were zero.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2004 and June 30, 2003 are as follows:

                              2004          2003
                              $ 0           $ 0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of All Other Fees that were approved under the "de minimis" exception during the fiscal years ended March 31, 2004 and June 30, 2003 were zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended March 31, 2004, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,000 (note that fees were paid to the current principal accountant). During the fiscal year ended June 30, 2003, All Other Fees that would have been subject to pre-approval had paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X been applicable at the time the services were provided, were approximately $95,000 (note that fees were paid to the current principal accountant). For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended March 31, 2004 and June 30, 2003 were zero.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee
Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from July 1 through June 30 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

  - A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

  - The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

  - The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

  - If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

  -     A general description of the services, and

  -     Actual billed and projected fees, and

  - The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V.   AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and

Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                  *****

(e)(2) This information has been included in items (b)-(d) above.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended March 31, 2004 and June 30, 2003 are disclosed in (b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2004 and June 30, 2003 are also disclosed in (b)-(d) above. Such fees were approximately $95,000 and $95,000, respectively.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not filed Schedule 14A subsequent to the effective date of that Schedule's Item 7(d)(2)(ii)(G). However, it is the registrant's policy to consider candidates for the Board of Trustees/Directors who are recommend by shareholders. A Fund shareholder who wishes to nominate a candidate to the Board may send information regarding prospective candidates to the Fund's Governance Committee, care of the Fund's Secretary. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the independent trustees/directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an independent trustee/director for consideration.

ITEM 10. CONTROLS AND PROCEDURES.

  (a) The registrant's principal executive officer and principal financial officer, based on his evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

  (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   Columbia Funds Trust VIII
            ----------------------------------------------------------------

By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           June 7, 2004
    ------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ J. Kevin Connaughton
                        ----------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                           June 7, 2004
    ------------------------------------------------------------------------